                                                                   EXHIBIT 10.10

                                470 SPEAR STREET

                                     LEASE


                                    between


                             470 SPEAR ASSOCIATES,
                       a California limited partnership,

                                   Landlord,

                                      and

                     OFFICES UNLIMITED OF CALIFORNIA, INC.,
                           a California corporation,
                  (presently known as, and doing business as,
              Beier & Gunderson, Inc., a California corporation),

                                    Tenant.



                           Dated: September 29, 1987

                               470 SPEAR STREET

                                     LEASE


                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS                                                              1

     1.1.    Additional Charges                                               1
     1.2     Base Year                                                        1
     1.3.    Base Year Operating Expenses                                     1
     1.4.    Brokers                                                          1
     1.5.    Building                                                         1
     1.6.    Common Area                                                      1
     1.7.    Existing Lease                                                   1
     1.8.    Estimated Increased Operating Expenses                           1
     1.9.    Expiration Date                                                  1
     1.10.   Fair Market Rent                                                 1
     1.11.   Fixed Rent                                                       2
     1.12.   Interest Rate                                                    2
     1.13.   Landlord's Address                                               2
     1.14.   Landlord's Delay                                                 2
     1.15.   Lease Year                                                       2
     1.16.   License Termination Date                                         2
     1.17.   Operating Expenses                                               2
     1.18.   Permitted Use                                                    3
     1.19.   Premises                                                         3
     1.20.   Project                                                          3
     1.21.   Property                                                         3
     1.22.   Real Property Taxes                                              3
     1.23.   Rent                                                             4
     1.24.   Rent Commencement Date                                           4
     1.25.   Security Deposit                                                 4
     1.26.   Tenant's Address                                                 4
     1.27.   Tenant's Share                                                   4
     1.28.   Term                                                             4

2.   LEASE OF PREMISES                                                        4

     2.1.    Premises                                                         4
     2.2.    Landlord's Reserved Rights                                       4
     2.3.    No Representations or Warranties                                 5
     2.4.    Parking Spaces                                                   5

3.   TERM                                                                     5

     3.1.    Initial Term                                                     5
     3.2.    Delivery of Possession                                           5
     3.3.    Options to Extend                                                5
     3.4.    Conditions to Exercise                                           6
             3.4.1.   Lease in Effect                                         6
             3.4.2.   No Default                                              6
             3.4.3.   Occupancy                                               6
             3.4.4.   No Defaults During Term                                 6
             3.4.5.   Net Worth                                               6

4.   RENT; ADDITIONAL CHARGES                                                 6

     4.1.    Fixed Minimum Monthly Rent                                       6
     4.2.    Fair Market Rent                                                 6
             4.2.1.   Appraisal                                               7
             4.2.2.   Appraiser Designation                                   7
             4.2.3.   Third Appraiser Se1ection                               7

                                                                            Page
                                                                            ----
             4.2.4.   Determination of Fair Market Rent                       7
             4.2.5.   Appraiser's Qualifications                              7
             4.2.6.   Successor Appraisers                                    8
     4.3.    Additional Charges                                               8
     4.4.    Manner of Payment                                                8

5.   PAYMENT OF OPERATING EXPENSES                                            8

     5.1.    Payment By Tenant                                                8
     5.2.    Manner of Payment                                                8
     5.3.    Adjustments to Operating Expenses                                9
     5.4.    Prorations                                                       9
     5.5.    Review of Records                                                9
     5.6.    Occupancy Adjustments of Operating Expenses                      9

6.   TAXES PAYABLE BY TENANT                                                  9

7.   CONDITION AND OPERATION OF THE BUILDING                                 10

     7.1.    As Is                                                           10
     7.2.    Alteration of Building                                          10
     7.3.    Security and Life Safety                                        10

8.   USE AND COMPLIANCE WITH LAWS                                            11

     8.1.    Use of Premises                                                 11
     8.2.    No Nuisance                                                     11
     8.3.    Compliance with Laws                                            11
     8.4.    Compliance with Insurance Requirements                          11
     8.5.    Right to Contest                                                11

9.   ALTERATIONS, TENANT'S PROPERTY, TENANT'S WORK AND LIENS                 12

     9.1.    Alterations by Tenant                                           12
     9.2.    Title to Alterations                                            12
     9.3.    Tenant's Work                                                   12
     9.4.    Liens                                                           12

10.  REPAIRS AND MAINTENANCE                                                 12

     10.1.   Landlord's Obligations                                          12
     10.2.   Tenant's Obligations                                            13
     10.3.   Conditions Applicable to Repairs                                13
     10.4.   Landlord's Rights                                               13

11.  UTILITIES AND OTHER SERVICES                                            13

     11.1.   Services to the Premises                                        13
     11.2.   Standard of Services                                            14
     11.3.   Additional Services                                             14
     11.4.   Interruption                                                    14

12.  DAMAGE OR DESTRUCTION                                                   15

     12.1.   Obligations to Repair                                           15
     12.2.   Landlord's and Tenant's Election                                15
     12.3.   Abatement of Rent                                               15
     12.4.   Last Six Months of Term                                         15
     12.5.   Total Destruction                                               16
     12.6.   Insurance Proceeds                                              16
     12.7.   No Release of Liability                                         16

                                                                            Page
                                                                            ----
13.  INSURANCE AND INDEMNITY                                                 16

     13.1.   Insurance on Tenant's Property                                  16
     13.2.   Tenant's Liability Insurance                                    16
     13.3.   Landlord's Fire and Extended Coverage Insurance                 17
     13.4.   Waiver of Subrogation                                           17
     13.5.   Form of Policies                                                17
     13.6.   Waiver of Claims                                                17
     13.7.   Indemnity                                                       17
     13.8.   Non-Application of Certain Statutes                             18

14.  EMINENT DOMAIN                                                          18

     14.1.   Effect of Taking                                                18
     14.2.   Award                                                           18
     14.3.   Abatement of Rent                                               18
     14.4.   Temporary Taking                                                18

15.  SUBLEASE AND ASSIGNMENT                                                 19

     15.1.   Consent Required                                                19
     15.2.   Notice                                                          19
     15.3.   Conditions of Approval                                          19
     15.4.   No Release                                                      19
     15.5.   Cost of Processing Request                                      19
     15.6.   Scope of Assignment                                             20
     15.7.   Assumption of Obligations                                       20
     15.8.   No Signs or Encumbrances                                        20
     15.9.   Recapture Rights                                                20

16.  DEFAULT; REMEDIES                                                       21

     16.1.   Events of Default                                               21
             16.1.1.  Vacation or Abandonment                                21
             16.1.2.  Nonpayment of Money                                    21
             16.1.3.  Other Obligations                                      21
             16.1.4.  Prohibited Assignment or Subletting                    21
             16.1.5.  Insolvency                                             21
     16.2.   Notice to Tenant                                                21
             16.2.1.  Vacation or Abandonment                                21
             16.2.2.  Nonpayment of Money                                    21
             16.2.3.  Other Obligations                                      21
             16.2.4.  No Notice or Cure                                      22
     16.3.   Remedy Upon Occurrence of Event of Default                      22
     16.4.   Damages Upon Termination                                        22
     16.5.   Computation of Rent and Other Amounts for Purposes of Default   23
     16.6.   Waiver of Statutory Notice Periods                              23
     16.7.   Landlord's Right to Perform on Tenant's Breach                  23
     16.8.   Receiver                                                        23
     16.9.   Landlord's Defaults                                             23
             16.9.1.  Notice and Cures; Landlord's Liability                 23
             16.9.2.  Recovery Against Landlord                              23
     6.10.   Waiver; Remedies Cumulative                                     24
     6.11.   Interest                                                        24
     6.12.   No Accord and Satisfaction                                      24
     6.13.   Waiver of Right of Redemption                                   24

17.  SUBORDINATION, ATTORNMENT AND ESTOPPELS                                 24

     17.1.   Subordination                                                   24
     17.2.   Attornment by Tenant; Non-Disturbance                           25
     17.3.   Tenant's Certificates                                           25

                                                                            Page
                                                                            ----
18.  FEES AND EXPENSES; PAYMENT                                              26

     18.1.   Interest on Past Due Obligations                                26
     18.2.   Late Charges                                                    26

19.  ACCESS TO PREMISES                                                      26

     19.1.   Landlord's Right to Enter                                       26
     19.2.   Emergency                                                       26

20.  NOTICES                                                                 27

21.  RULES AND REGULATIONS                                                   27

22.  SURRENDER OF PREMISES ON TERMINATION                                    27

23.  EXISTING LEASE AND RIGHT OF FIRST OFFER                                 28

     23.1.   Existing Lease                                                  28
     23.2.   Right to Assign, Sublease or Terminate                          28
     23.3.   Modification                                                    28
     23.4.   Right of First Offer                                            28
             23.4.1.  Exercise of Right of First Offer                       28
             23.4.2.  Non-Exercise of Right of First Offer                   29

24.  MISCELLANEOUS                                                           29

     24.1.   Warranty of Authority to Enter into Lease                       29
     24.2.   Inability to Perform                                            29
     24.3.   References                                                      29
     24.4.   Severability                                                    30
     24.5.   Successors and Assigns                                          30
     24.6.   Construction                                                    30
     24.7.   No Option                                                       30
     24.8.   Integration                                                     30
     24.9.   Quitclaim                                                       30
     24.10.  Quiet Enjoyment                                                 30
     24.11.  Light, Air and View                                             30
     24.12.  Holding Over                                                    31
     24.13.  Counterparts                                                    31
     24.14.  Time of Essence                                                 31
     24.15.  Broker's Commissions                                            31
     24.16.  No Merger                                                       31
     24.17.  Landlord's Consents                                             31
     24.18.  Memorandum of Lease                                             31
     24.19.  Survival                                                        31
     24.20.  Amendments                                                      32
     24.21.  Attorneys' Fees                                                 32
     24.22.  Financial Statements                                            32

EXHIBIT A - FLOOR PLAN
EXHIBIT B - LEGAL DESCRIPTION
EXHIBIT C - RULES AND REGULATIONS
EXHIBIT D - CONSTRUCTION EXHIBIT

                            BASIC LEASE INFORMATION
                            -----------------------

                                470 SPEAR STREET
                                     LEASE

Lease Date:              September 29, 1987

Landlord/Address:        470 Spear Associates,
                         a California limited partnership
                         c/o Lalanne Babcock & Brown Company
                         240 Steuart Street, 2nd Floor
                         San Francisco, CA  94105

Tenant/Address:          Offices Unlimited of California, Inc.
                         (presently known as and doing business as
                         Beier & Gunderson, Inc., a California corporation)
                         470 Spear Street, 2nd Floor
                         San Francisco, CA  94105

Tenant's Business:       Contract sale of furniture

Contact/Telephone:       Lee Pierce (415) 832-8383

Premises:                Part of second floor

Term: Ten (10) years, plus two (2) five (5) year options to extend.

Fixed Rent:              Period of Term              Amount
                         --------------              ------

                         Rent Commencement Date
                         to End of Lease Year 1      $l4,685.00 month
                         Lease Years 2-5             $14,685.00 month
                         Lease Years 6-10            See Section 4.2
                         First Extended Term         90% Fair Market Rent
                         Second Extended Term        90% Fair Market Rent

Base Year:               1988

Tenant's Share:          21.9%

Brokers:                 Coldwell Banker

Exhibits:
---------

Exhibit A - Floor Plan
Exhibit B - Legal Description
Exhibit C - Rules and Regulations
Exhibit D - Construction Exhibit

Initials:                   Landlord   ^^             ;  Tenant  ^^
                                     -----------------          ---------------

NOTE.   This Basic Lease  Information  is  provided  solely as  a  convenience
----
to summarize certain Lease provisions and is not intended as a complete summary
of all material terms and conditions of the Lease.   In the event of any
inconsistency between any information shown on this Basic Lease Information and the provisions of the Lease, the provisions of the Lease govern.

                               470 SPEAR STREET

                                     LEASE


    This Lease is made and entered in to as of the date specified in the Basic Lease Information, by and between 470 SPEAR ASSOCIATES, a California limited partnership ("Landlord") and the Tenant identified in the Basic Lease Information.

IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED IN THIS LEASE, THE PARTIES AGREE AS FOLLOWS:

    1.  DEFINITIONS.
        -----------

        Certain terms used in this Lease and the Exhibits hereto shall have the meaning set forth below for each such term. Certain other terms shall have the meaning set forth elsewhere in this Lease and the Exhibits hereto.

        1.1.  Additional Charges.  All charges and other amounts payable by
              ------------------
Tenant pursuant to the terms of the Lease other than Fixed Rent.

        1.2.  Base Year.  The calendar year specified in the Basic Lease
              ---------
Information.

        1.3.  Base Year Operating Expenses.  The Operating Expenses paid or
              ----------------------------
incurred by Landlord in the Base Year. If during the Base Year an average of less then ninety-five percent (95%) of the net rentable area of the Building is leased and occupied, then Base Year Operating Expenses shall be adjusted by Landlord to equal an amount which would have been paid or incurred by Landlord if an average of ninety-five percent (95%) of the net rentable area of the Building had been leased and occupied during the entire Base Year.

        1.4.  Brokers.  The real estate broker or brokers specified in the Basic
              -------
Lease Information.

        1.5.  Building.  The building and related improvements located on the
              --------
Property. Any enlargements to the Building or additional improvements to the Property shall be included in the definition of Building for purposes of this Lease.

        1.6.  Common Area.  The non-exclusive areas on individual floors of the
              -----------
Building comprised of restrooms, janitor, telephone and electrical closets, mechanical areas, elevator lobbies, public or fire corridors, service areas and similar facilities maintained for the benefit of all Building tenants, but excluding public Building stairs, elevator shafts, fire towers, flues, vents, stacks, pipe shafts and vertical ducts.

        1.7.  Estimated Increased Operating Expenses.  Landlord's estimate of
              --------------------------------------
the increase in Operating Expenses in any calendar year over the Base Year Operating Expenses, as the same may from time to time be adjusted in such calendar year as specified in this Lease.

        1.8.  Existing Lease.  That certain lease between Tenant and Hansal
              --------------
Corporation, dated February 1, 1984, for space located at 450 Sansome Street, San Francisco, California.

        1.9.  Expiration Date.  December 31, 1997, or the last day of any
              ---------------
applicable Extended Term.

        1.10.  Fair Market Rent.  The monthly rate (and any applicable
               ----------------
provisions for escalations) being charged for comparable office space in comparable buildings located in the vicinity of the Building (in particular, the south and north waterfront areas of San Francisco), with San Francisco Bay views, taking into consideration term of the Lease, extent of service provided or to be provided, the time the particular rate under consideration became or is to become effective and any other relevant terms or conditions.

        1.11.  Fixed Rent.  The sum specified in the Basic Lease Information, as
               ----------
adjusted pursuant to the provisions of Section 4.2.

        1.12.  Interest Rate.  The per annum rate equal to the lesser of (i) the
               -------------
reference rate, or succeeding similar index, of Bank of America in effect from time to time plus two percent (2%), or (ii) the maximum rate allowed by applicable usury law.

        1.13.  Landlord's Address.  The address for Landlord specified in the
               ------------------
Basic Lease Information or such other address as Landlord shall designate from time to time in accordance with the provisions of Article 20.

        1.14.  Landlord Delay.  A delay in completion of construction of the
               --------------
tenant improvements to be constructed in accordance with Exhibit D attached to
                                                         ---------
this Lease caused solely as a result of an action by Landlord, as reasonably determined by Landlord. If Tenant believes a Landlord Delay has occurred, then Tenant shall deliver written notice to Landlord within two (2) days of the occurrence of such event describing such alleged delay. Landlord shall reasonably determine within two (2) days after receipt of such notice whether such event constitutes a Landlord Delay. Landlord's reasonable determination shall be binding on Tenant. A delay in construction of the Landlord's Work, as defined in Exhibit D, shall not constitute a Landlord Delay.
           ---------

        1.15.  Lease Year.  Each period of twelve (12) consecutive calendar
               ----------
months during the Term, commencing January 1, 1988. The last Lease Year shall consist of the period between the date on which the Term expires or terminates and the day after the last day of the preceding Lease Year.

        1.16.  License Termination Date.  The date of termination of that
               ------------------------
certain License Agreement between Landlord and Bryant-Harrison Associates, a California limited partnership concerning the right of Landlord to use and enter upon certain real property located adjacent to the Property.

        1.17.  Operating Expenses.  All expenses and costs (excluding costs
               ------------------
separately billed to and actually paid by specific tenants of the Building) of every kind and nature incurred and paid by Landlord in, or properly allocable to, a calendar year, in connection with the ownership, management, operation, maintenance and preservation of the Project. Operating Expenses shall include the following: (i) wages, salaries, payroll burdens and all related expenses and benefits of all on-site and off-site employees, limiting such charges only to amounts directly allocable to services rendered by the employees for the benefit of the Project; (ii) the cost of all supplies, materials and rental equipment;
(iii) costs of all unreimbursed utilities supplied to or for the benefit of the Project, including water, sewer, power, heating, lights, gas, cable TV and communications facilities, waste disposal and ventilation; (iv) Project management overhead costs and the costs of all property management, maintenance, security, janitorial and other services for the Project and the equipment therein, including alarm services, window cleaning, elevator services, Common Area maintenance, and the fair market rent of, and the cost to operate, the office of the property manager located in the Building, to the extent such office is used for the benefit of the Project; (v) legal and accounting costs for the Project, including the costs of audits conducted by certified public accountants employed by Landlord; provided, however, that legal expenses shall not include the cost of negotiating leases, termination of leases, extension of leases, proceedings against any specific tenant, or legal costs incurred in connection with the additional development and/or construction of the Project;
(vi) premiums and all other costs for all insurance carried by Landlord with respect to the Project; (vii) costs of all repairs, replacements and general maintenance (except for repair costs paid by proceeds of insurance or by Tenant or by other third parties, and alteration costs attributable solely to tenants of the Project other than Tenant); (viii) any and all maintenance and operating costs for the Common Area and all other areas of the Project used in common by tenants of the Building or the public, including the Building entrance and lobbies; public Building stairs, fire towers, elevator shafts, elevators, flues, vents, stacks, pipe shafts and vertical ducts, windows, the Building exterior, sidewalks, landscaping, service areas and loading and receiving facilities; (ix) Real Property Taxes; (x) costs and expenses (excluding costs and expenses relating to capital expenditures) levied, incurred or required to be paid, either directly or indirectly, to comply with any and all laws, statutes, ordinances, rules and regulations, or the requirements of governmental or public authorities and/or utilities, including payroll, license, business, occupation or other taxes and fees, any fees, charges or asessments arising out of or in any way related to the treatment of the Project, or any portion thereof such as parking facilities, as sources of air pollution, traffic, storm water run-off or other adverse environmental effects, and transit taxes, assessments or fees;
(xi) depreciation on personal property located in or used in connection with the Project, reasonably related to the useful life of such property; and (xii) amortization of capital improvements made to the Project by Landlord which are designed to improve the operating efficiency of the Project or which are required under any governmental law or regulation applicable to the Project, with amortization over such period as Landlord shall determine, together with interest thereon at the rate paid by Landlord on funds borrowed for the purpose of making such capital improvements. Operating Expenses shall not include taxes payable by Tenant under this Lease, depreciation on the structural portion of the Building (other than as specifically provided hereinabove), real estate brokerage commissions, or interest and capital expenditures (other than as specifically provided in this Section 1.17).

        1.18.  Permitted Use.  Contract showroom and support uses in connection
               -------------
with the conduct of, and consistent with the nature of, Tenant's business described in the Basic Lease Information.

        1.19.  Premises.  That portion of the Building outlined on the floor
               --------
plan(s) attached hereto as Exhibit A, and situated on the floor(s) of the
                           ---------
Building specified in the description of the Premises in the Basic Lease Information, together with the appurtenant right to use in common and subject to rules and regulations promulgated by Landlord from time to time, the Common Area.

        1.20.  Project.  The Building and the Property.
               -------

        1.21.  Property.  That certain real property located in the City and
               --------
County of San Francisco, State of California, more particularly described in Exhibit B hereto, upon which the Building is located. Any enlargements of or
---------
additions to the Property shall be included in the definition of Property for purposes of this Lease.

        1.22.  Real Property Taxes.  "Real Property Taxes" includes all of the
               -------------------
following: (i) all real estate taxes and assessments, and all other taxes relating to, or levied, assessed or imposed on, the Project, or any portion thereof, or interest therein; (ii) all taxes, assessments, charges, levies, fees, excises or penalties, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature imposed, levied upon, measured by or attributable to Landlord's equipment, furniture, fixtures and other property located in, or used in connection with, the Project, or levied upon, measured by or reasonably attributable to the cost or value of any of the foregoing; (iii) all other taxes, assessments, charges, levies, fees, or penalties, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature imposed, levied, assessed, charged, conformed or collected by any governmental authority or other entity either directly or indirectly (A) for public improvements, user, maintenance or development fees, transit, housing, police, fire, open space, streets, sidewalks, utilities, job training or other governmental services or benefits, (B) upon or with respect to the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of, or business operations in, the Project (C) upon, against or measured by the area of the Project, or uses made thereof, or leases made to tenants thereof, and (D) for environmental matters or as a result of the imposition of mitigation measures, including parking taxes, employer parking regulations, or fees, charges or assessments as a result of the treatment of the Project, or any portion thereof or interest therein, as a source of pollution or storm water runoff; (iv) any tax or excise, however described, imposed in addition to, or in substitution partially or totally of, any or all of the foregoing taxes, assessments, charges or fees; and (v) any and all costs, expenses and attorneys' fees paid or incurred by Landlord in connection with any proceeding or action to contest in whole or in part, formally or informally, the imposition, collection or validity of any of the foregoing taxes, assessments, charges or fees. If by law any Real Property Taxes may be paid in installments at the option of the taxpayer, then Landlord shall include within Real Property Taxes only those installments (including interest, if any) which would become due by exercise of such option. Real Property Taxes shall not include any taxes, assessment fees or charges for which Tenant is directly responsible under Article 6 below or taxes payable by Landlord measured by Landlord's net income, or as franchise or inheritance taxes. Notwithstanding the foregoing, Real Property Taxes shall not include fifty percent (50%) of any increase in any Real Property Taxes resulting solely as a result of a reassessment of the Property solely as a result of a sale, exchange or other transfer by Landlord of all or any portion of its interest in the Property.

        1.23.  Rent.  Fixed Rent and Additional Charges.
               ----

        1.24.  Rent Commencement Date.  July 1, 1988 plus the number of complete
               ----------------------
days, if any, of all Landlord Delays.

        1.25.  Security Deposit.  The amount specified in the Basic Lease
               ----------------
Information.

        1.26.  Tenant's Address.  The address for Tenant specified in the Basic
               ----------------
Lease Information, or such other address as Tenant designates from time to time under Article 20.

        1.27.  Tenant's Share.  The percentage specified in the Basic Lease
               --------------
Information.

        1.28.  Term.  The period from the date of this Lease to the Expiration
               ----
Date.

    2.  LEASE OF PREMISES.
        -----------------

        2.1.  Premises.  Landlord leases to Tenant and Tenant leases from
              --------
Landlord the Premises, subject to and upon all the terms, covenants and conditions contained in this Lease. Landlord and Tenant hereby stipulate that the net rentable area of the Premises is 10,520 square feet. Neither Landlord nor Tenant shall have any right during the Term to dispute, challenge, contest or otherwise seek to amend the designation of the net rentable area of the Premises set forth in this Section 2.1.

        2.2.  Landlord's Reserved Rights.  Landlord specifically reserves from
              --------------------------
the leasehold estate hereunder (i) all exterior walls and windows bounding the Premises, and all space located within the Premises for public Building stairs, elevator shafts, fire towers, flues, vents, stacks, pipe shafts, vertical ducts, conduits, electric and all other utilities, air-conditioning, sinks or other Building facilities, the use thereof, and access thereto through the Premises for operation, maintenance, repair or replacment thereof, and (ii) the right from time to time, without unreasonable interference with Tenant's use to install, remove or relocate any of the foregoing for service to any part of the Building to locations which will not materially interfere with Tenant's use of the Premises, to make alterations or additions to and to build additional stories on the Building, to alter or relocate any other Common Area facility or any other common facility, and to make changes or alterations therein or enlargements thereof. Subject to the rights of Tenant specified in this Lease, Landlord shall have the sole and exclusive right to possession and control of the Common Area and all other public areas of the Project. Tenant shall have the right, at its sole cost and expense, to install, and keep in place during the Term, above the windows of the Premises a sign identifying the name of Tenant; provided, however, that Landlord shall have the right, in its reasonable discretion, to approve the size, style, color and other aspects of any such sign.

        2.3.  No Representations or Warranties.  Neither Landlord nor Landlord's
              --------------------------------
agent have made any representations or warranties with respect to the Premises, the Project or this Lease except as expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease.

        2.4.  Parking Spaces.  Before the License Termination Date, Tenant shall
              --------------
have the right to lease from Landlord, at a rental rate determined by Landlord from time to time to equal the fair market rental rate sixteen (16) parking spaces located on the Property. After the License Termination Date, Tenant shall have the right to lease from Landlord, at a rental rate determined by Landlord from time to time equal to the fair market rental rate, four (4) parking spaces located on the Property. In addition, after the License Termination Date, Landlord shall use due diligence to obtain, at Tenant's sole cost and expense, four (4) additional parking spaces for Tenant on vacant lots adjacent to the Property.

    3.  TERM.

        3.1.  Initial Term.  This Lease shall be effective as of the date
              ------------
hereof. The Term shall commence on January 1, 1988 and shall expire on the Expiration Date unless the Term is earlier terminated as provided in this Lease.

        3.2.  Delivery of Possession.  If for any reason completion of
              ----------------------
construction of tenant improvements on the Premises is delayed and does not occur before January 1, 1988, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage as a result thereof. A delay in completion of construction of the tenant improvements shall not extend the Term or otherwise affect the obligations of Landlord or Tenant under this Lease. Notwithstanding the foregoing, if the Landlord Delays exceed ninety (90) days, and if solely as a result of such ninety (90) days of Landlord Delays Tenant is unable to substantially complete construction of the tenant improvements on the Premises by April 1, 1988, then Tenant may terminate this Lease by giving Landlord written notice of termination at any time after April 1, 1988 and before April 10, 1988.

        3.3.  Options to Extend.  Subject to the conditions set forth in Section
              -----------------
3.4, Landlord grants to Tenant an option to extend (the "Option") the Term for two (2) consecutive periods of five (5) years each (the "Extended Terms"). Tenant shall have the right to exercise the Option with respect to the first five (5) year Extended Term without concurrently exercising the Option with respect to the second (2nd) Extended Term. The Option shall be exercised by Tenant delivering to Landlord written notice of its intent to extend the Term not less than nine (9) months and not more than two (2) years before the expiration of the initial Terin of the Lease, or the first Extended Term, as the case may be. The Extended Terms shall be on the same terms, covenants and conditions as provided in this Lease, except that (i) there shall be no further options to extend the Term, and (ii) the Fixed Rent for the Extended Terms, if exercised, shall be adjusted to equal the greater of: (A) the Fixed Rent for the Lease Year immediately preceding such Extended Term, or (B) ninety percent (90%) of the Fair Market Rent, defined below, on the first (1st) day of such Extended Term, as determined in accordance with the provisions of

Sections 4.2.1 - 4.2.6. If Tenant exercises the Option, then Landlord shall deliver a written notice to Tenant, at least six (6) months before commencement of the applicable Extended Term, setting forth the Fair Market Rent. If Tenant wishes to dispute the amount of Fair Market Rent, Tenant shall deliver a written notice to Landlord, not later than thirty (30) days after delivery of Landlord's notice, demanding appraisal of Fair Market Rent in accordance with the provisions of Sections 4.2.1 - 4.2.6. Tenant's failure to deliver this notice in a timely manner shall bind Tenant to the Fair Market Rent as determined by Landlord. If Tenant demands appraisal and the appraisal is not concluded before the date upon which Fair Market Rent shall be effective, Tenant shall pay Fair Market Rent as determined by Landlord on and after such effective date. If the amount of Fair Market Rent as determined by appraisal is greater than or less than Landlord's determination, then any adjustment required to correct the amount previously paid by Tenant shall be made by payment by the appropriate party within ten (10) days after such determination of Fair Market Rent.

        3.4.  Conditions to Exercise.  Tenant's right to exercise the Option and
              ----------------------
extend the Term for either Extended Term is subject to the following conditions precedent, which are solely for the benefit of Landlord.

          3.4.1.  Lease in Effect.  This Lease shall be in effect at the time
                  ---------------
notice of exercise of the Option is given and on the last day of the initial Term or the first Extended Term, as the case may be;

          3.4.2.  No Default.  Tenant shall not be in default under any
                   ----------
provision of this Lease at the time notice of exercise of the Option is given or on the last day of the initial Term of the Lease or the first Extended Term, as the case may be;

          3.4.3.  Occupancy.  Tenant shall be in occupancy of the Premises, and
                  ---------
no assignment of Tenant's interest in the Lease, and no sublease of fifty percent (50%) or more of the net rentable area of the Premises, shall have occurred, at the time notice of exercise of the Option is given and on the last day of the initial term of the Lease or the first Extended Term, as the case may be;

          3.4.4.  No Defaults During Term.  Tenant shall have committed no more
                  -----------------------
than two (2) Events of Default during the initial Term or the first (1st) Extended Term, as the case may be; and

          3.4.5.  Net Worth.  The net worth of Tenant is reasonably determined
                  ---------
by Landlord to be comparable to the net worth of tenants renting comparable space at comparable rents in comparable buildings.

    4.  RENT: ADDITIONAL CHARGES.
        ------------------------

        4.1.  Fixed Minimum Monthly Rent.  Except as otherwise provided in
              --------------------------
Articles 12 and 14, commencing on the Rent Commencement Date and continuing until the Expiration Date, Tenant shall pay to Landlord Fixed Rent in the amounts and during the periods described in the Basic Lease Information. Fixed Rent shall be payable by Tenant in consecutive monthly installments on or before the first day of each month, in advance. If the Rent Commencement Date should occur on a day other than the first day of a calendar month or if the Expiration Date should occur on a day other than the last day of a calendar month, then the Fixed Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

        4.2.  Fair Market Rent.  From the first (1st) day of the sixth (6th)
              ----------------
Lease Year until the end of the tenth (10th) Lease Year, the Fixed Rent shall equal the greater of: (i) Fourteen Thousand Six Hundred Eighty-Five and 00/100 Dollars ($14,685.00) per month, or (ii) the lesser of (A) Eighteen Thousand Five Hundred Fourty-Two and 00/100 ($18,542.00) per month or (B) ninety percent (90%) of Fair Market Rent. For purposes of determination of Fixed Rent for and after the sixth

(6th) Lease Year, Fair Market Rent shall be determined in accordance with the provisions of this Section 4.2. Landlord shall deliver a written notice to Tenant, at least six (6) months before commencement of the sixth (6th) Lease Year, setting forth the Fair Market Rent. If Tenant wishes to dispute the amount of Fair Market Rent, Tenant shall deliver a written notice to Landlord, not later than thirty (30) days after delivery of Landlord's notice, demanding appraisal of Fair Market Rent in accordance with the provisions of this Section
4.2. Tenant's failure to deliver this notice in a timely manner shall bind Tenant to the Fair Market Rent as determined by Landlord. If Tenant demands appraisal and the appraisal is not concluded before the date upon which Fair Market Rent shall be effective, Tenant shall pay Fixed Rent as computed on the basis of Fair Market Rent as determined by Landlord on and after such effective date. If the amount of Fair Market Rent as determined by appraisal is greater than or less than Landlord's determination, then any adjustment required to correct the amount previously paid by Tenant shall be made by payment by the appropriate party within ten (10) days after such determination of Fair Market Rent.

          4.2.1.  Appraisal.  If Tenant disputes the amount claimed by Landlord
                  ---------
as Fair Market Rent, the dispute shall be resolved in accordance with the procedures described in this Section 4.2. The judgment or the award rendered in such proceeding may be entered in any court having jurisdiction and shall be final and binding between the parties, absent fraud or gross negligence. The proceeding shall be conducted and determined in the City of San Francisco.

          4.2.2.  Appraiser Designation.  Tenant's demand for appraisal pursuant
                   ---------------------
to Section 4.2 shall specify the name and address of the person to act as the appraiser on Tenant's behalf. Within ten (10) days after receipt of Tenant's demand, Landlord shall notify Tenant of the name and address of the person designated by Landlord to act as the appraiser on Landlord's behalf. If
Landlord does not timely notify Tenant of the appointment of its appraiser, then Tenant's appraiser shall be the sole appraiser to determine the Fair Market Rent.

          4.2.3.  Third Appraiser Selection.  If two appraisers are chosen, the
                  -------------------------
appraisers shall meet within ten (10) days after the second appraiser is appointed. and if within ten (10) days after such first meeting the two appraisers are unable to agree upon a determination of Fair Market Rent, they shall appoint a third appraiser, with similar qualifications. If they are unable to agree upon a third appraiser within five (5) days, the third appraiser shall be selected by Landlord and Tenant. If Landlord and Tenant cannot agree upon the third appraiser within a further period of five (5) days, then either party, on behalf of both, may request appointment of the third appraiser by the then president (or other head) of the San Francisco branch of the American Institute of Real Estate Appraisers, or if such institute does not exist then any similar institute or association selected by Landlord and Tenant.

          4.2.4.  Determination of Fair Market Rent.  If a third appraiser is
                  ---------------------------------
selected, Landlord's and Tenant's appraisers shall each state in writing their determination of Fair Market Rent, supported by the reasons therefore, and deliver counterpart copies to the third appraiser and Landlord and Tenant. The third appraiser shall select which of the two proposed determinations most closely approximates his determination of Fair Market Rent. The third appraiser shall have no right to propose a middle ground or any modification of either of the two resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the appraisers and shall be final and binding upon the parties:

          4.2.5.  Appraiser's Qualifications.  All appraisers selected pursuant
                  --------------------------
to this Section 4.2 shall be unaffiliated to either Landlord or Tenant, shall be qualified as real estate appraisers familiar with the fair market rent of comparable space in the same area of San Francisco, and shall be impartial members of the American Institute of Real Estate Appraisers, or any successor organization, with a then current senior designation of MAI, or similar successor designation, currently certified under the continuing education program, and shall have at least ten (10) years experience in appraising similar office space in San Francisco.

          4.2.6.  Successor Appraisers.  If any appraiser fails, refuses, or is
                  --------------------
unable to act, his successor shall be appointed by him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser above. Each party shall pay the fee and expenses of its respective appraiser and both parties shall share equally the fee and expenses of the third appraiser, if any, and attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses. The appraisers shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The appraisers shall render their decision and award in writing with counterpart copies to each party. The appraisers shall have no power to modify the provisions of this Lease.

        4.3.  Additional Charges.  Tenant shall pay to Landlord all Additional
              ------------------
Charges, including without limitation all amounts due pursuant to the provisions of Articles 5 and 6 and the Exhibits hereto. All such amounts and charges shall be payable to Landlord at Landlord's Address. Landlord shall have the same remedies for Tenant's failure to pay any item of Additional Charges when due as for failure to pay any installment of Fixed Rent when due.

        4.4.  Manner of Payment.  All payments of Fixed Rent and Additional
              -----------------
Charges shall be made without prior demand or notice and without offset, deduction or counterclaim, in lawful money of the United States of America. All Rent shall be paid to Landlord at Landlord's Address.

    5.  PAYMENT OF OPERATING EXPENSES.
        -----------------------------

        5.1.  Payment By Tenant.  Tenant shall pay to Landlord in the manner
              -----------------
provided in this Article 5, Tenant's Share of the total increase, if any, in Operating Expenses in each calendar year over the Base Year Operating Expenses. Tenant shall receive no refund, credit or reduction in Fixed Rent if the Operating Expenses in any such calendar year are less than the Base Year Operating Expenses.

        5.2.  Manner of Payment.  On or before December 31, 1988 and
              -----------------
December 31 of each subsequent calendar year during the Term, or as soon thereafter as practicable, Landlord shall furnish to Tenant an itemized statement setting forth the Estimated Increased Operating Expenses. On the first day of each calendar month during the ensuing calendar year, Tenant shall pay in advance one-twelfth (1/12th) of Tenant's Share of the Estimated Increased Operating Expenses; provided, however, that if such notice is not given in December, Tenant shall continue to pay one-twelfth (1/12th) of Tenant's Share of the Estimated Increased Operating Expenses of the previous calendar year until the month after such statement is given. Within one hundred twenty (120) days after the end of each calendar year during the Term or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Tenant's Share of the actual increase or decrease in Operating Expenses for such calendar year above or below the Base Year Operating Expenses. If Tenant's Share of Estimated Increased Operating Expenses paid by Tenant during such calendar year is less than Tenant's Share of the actual increase in Operating Expenses for such period over the Base Year Operating Expenses as shown on Landlord's statement, then Tenant shall pay the difference to Landlord within ten (10) days after the date of Landlord's statement. If Tenant's Share of Estimated Increased Operating Expenses paid by Tenant during such calendar year is more than Tenant's Share of the actual increase in Operating Expenses for such period over the Base Year Operating Expenses as shown on such statement, then Tenant shall be allowed a credit on future payments of Tenant's Share of Estimated Increased Operating Expenses for the amount of such excess, or, if the statement is given by Landlord with respect to the calendar year in which the Term expires, Landlord shall pay such excess to

Tenant together with such statement. Landlord's statements of Operating Expenses, including Operating Expenses for the Base Year, shall be prepared and certified to be correct by an officer or principal of Landlord, shall be prepared in accordance with acceptable accounting principles, and shall be binding and conclusive on the parties.

        5.3.  Adjustments to Operating Expenses.  If at any time it appears to
              ---------------------------------
Landlord that the actual increases in Operating Expenses for any calendar year during the Term will exceed the Estimated Increased Operating Expenses set forth in Landlord's statement to Tenant by more than five percent (5%), then Landlord shall have the right by notice to Tenant to revise the Estimated Increased Operating Expenses for such year and subsequent payments of Tenant's Share thereof shall, commencing with the first month after which Tenant receives such notice, be increased based upon such revised statement.

        5.4.  Prorations.  For the calendar years in which the Term commences
              ----------
and expires, Tenant's Share of increases in Operating Expenses shall be prorated based on the number of days in the calendar year during which the Term is in effect. Expiration of the Term of this Lease shall not affect the obligations of Landlord or Tenant pursuant to Section 5.2 hereof to be performed after such expiration.

        5.5.  Review of Records.  Not more than once during any calendar year,
              -----------------
and upon thirty (30) days prior written notice to Landlord, Tenant shall have the right to review Landlord's books and records (including all applicable source documents) with respect to the Base Year Operating Expenses and with respect to Estimated Increased Operating Expenses and the Operating Expenses of any calendar year within one (1) year of the date of such review.

        5.6.  Occupancy Adjustments of Operating Expenses.  If an average of
              -------------------------------------------
less than ninety-five percent (95%) of the Building is leased and occupied during any entire calendar year, then Operating Expenses, including Base Year Operating Expenses, for such calendar year shall be adjusted by Landlord to equal an amount which would have been paid or incurred if an average of ninety-five percent (95%) of the net rentable area of the Building had been leased and occupied during the entire calendar year.

    6.  TAXES PAYABLE BY TENANT.
        -----------------------

In addition to payment of Fixed Rent and Tenant's Share of increases in Operating Expenses, Tenant shall pay prior to delinquency, any and all taxes, assessments, license fees, levies, business taxes, impositions, transit development fees, assessments or charges for housing funds, service payments, in lieu taxes or fees, and any other governmental fees, excises or charges of any kind or character, general and special, ordinary and extraordinary, whether or not customary or now within the contemplation of the parties hereto, (i) levied against, upon, measured by or attributable to Tenant's equipment, furniture, fixtures and other personal property located in the Premises or any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Landlord or Tenant, or levied upon, measured by or reasonably attributable to the cost or value of any of the foregoing; (ii) levied upon, assessed against or measured by the Fixed Rent or any other amounts payable to Landlord under this Lease, including without limitation any gross income taxes, excise tax or so-called value added tax levied by any governmental authority or other entity with respect to the receipt of such payments; (iii) levied upon or with respect to the development, possession, 1easing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of, or business operations of Tenant in, the Premises or any portion thereof; or (iv) levied upon or with respect to this transaction, any document to which Tenant is a party creating or transferring any interest or an estate in the Premises or any leases, subleases, licenses or concessions made to Tenant, any subtenant or other occupant of the Premises; or (v) enacted by way of substitution for or in addition to all or any part of the foregoing.
Upon demand by Landlord, Tenant shall furnish Landlord satisfactory evidence of these payments. If any of the foregoing taxes, assessments, fees or charges are included in tax bills for Real Property Taxes, then Tenant shall pay to Landlord the amount attributable to the taxes, fees, assessments or charges so included immediately upon demand by Landlord.

    7.  CONDITION AND OPERATION OF THE BUILDING.
        ---------------------------------------

        7.1.  As Is.  Subject to the provisions of Exhibit D hereto,
              -----                                ---------
Tenant has carefully examined the Premises and is satisfied with the current condition of the Premises. By occupying the Premises as a tenant, Tenant formally acdepts the Premises and acknowledges that the Premises are in the Condition called for hereunder. No representation or warranty is made or shall be deemed made by Landlord concerning the nature, quality or suitability for Tenant's business of the Building or the Premises, or the existence of any hazardous substances in, on, upon, under or about the Premises or the Project, and Tenant shall have no rights against Landlord by reason of such matters or any claimed deficiencies therein, it being expressly understood that Tenant is accepting the Premises As Is.

        7.2.  Alteration of Building.  Landlord reserves the right, at any time
              ----------------------
and from time to time, to make alterations or additions to the Building; to change, add to, eliminate or reduce the extent, size, shape or configuration of any aspect of the Building or its and operations; to change the arrangement, character, usp or location of corridors, stairs, toilets, mechanical, plumbing, electrical or other operating systems or any other parts of the Building; provided, however, that none of the foregoing acts shall materially adversely affect the quality of the Building. None of the foregoing acts shall be deemed an actual or constructive eviction of Tenant, shall entitle Tenant to any reduction of Rent or shall result in any liability of Landlord to Tenant. Landlord shall have the exclusive rights to the airspace above and around, and the subsurface below, the Premises and other portions of the Building. Landlord shall have the exclusive right to use all exterior walls, roofs and other portions of the Building for signs, notices and other promotional purposes. Tenant shall have the right to approve all signs to be placed on the exterior of the Building (or visible from the exterior of the Building) as to style, size, shape and configuration, which approval shall not be unreasonably withheld or delayed; provided, however, that if Tenant has not approved or disapproved any such sign within five (5) days after receipt from Landlord of notice requesting Tenant's approval, then Tenant shall be deemed to have approved any such sign.

        7.3.  Security and Life Safety.  Tenant shall furnish Landlord during
              ------------------------
the Term telephone numbers of Tenant's employees for Landlord to call in case of an emergency in connection with the Premises or the Building. Tenant shall fully cooperate with all of Landlord's efforts to satisfy the requirements of any governmental agency in connection with security, fire and life safety rules, ordinances, regulations, recommendations or guidelines, including the following:
(i) the designation of a "floor warden", if requested by Landlord, (ii) the cooperation with, and participation in, fire drills and similar exercises, (iii) the distribution and/or posting of notices and information regarding security and life safety, (lv) the designation of one or more persons who shall serve as the direct liaison with Landlord concerning security and life safety matters, and (v) the purchase and maintenance of fire extinguishers in reasonably convenient locations within the Premises. Landlord shall have the right from time to time to adopt such policies, procedures and programs as it shall deem necessary or appropriate for the security of the Project and Tenant shall cooperate with Landlord in the enforcement of such policies, procedures and programs. Specifically, but without limiting the generality of the foregoing, Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons who do not present a valid pass to the Building or who are not specifically approved by Tenant or Tenant's agents. Landlord shall furnish passes to persons for whom Tenant requests the same in writing and Tenant shall be solely responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord sha11 in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person and Landlord shall have the right at any time and from time to time to exclude any person from the Building for any reason within Landlord's reasonable discretion.

   8.   USE AND COMPLIANCE WITH LAWS.
        ----------------------------

        8.1. Use of Premises. Tenant sha11 use and occupy the Premises during
             ---------------
the Term solely for the purpose specified in the Basic Lease Information and for no other purpose or purposes without the prior written consent of Landlord.

        8.2.  No Nuisance.  Tenant sha11 not suffer, permit or commit any waste,
              -----------
nor allow, suffer or permit any odors, vapors, steam, water, vibrations, noises or undesirable effects to emanate from the Premises or from any apparatus, equipment or installation in the Premises into other portions of the Building or outside the Building. Tenant shall not allow, suffer or permit the Premises or any use thereof to constitute a nuisance or interfere with the safety, comfort or enjoyment of the Building by Landlord or any other occupants of the Building or their licensees, invitees, customers, visitors and clients, or any others lawfully in, upon or about the Building or its environs. Tenant shall not place any loads upon the floor, walls or ceiling of the Premises which endanger the structure nor place any harmful liquids in the drainage system of the Building.

        8.3.  Compliance with Laws.  Tenant, at Tenant's cost and expense, shall
              --------------------
with respect to the Premises or the use or occupancy of the Premises by Tenant comply with (i) all applicable laws, orders, rules, ordinances and regulations of federal, state, county and municipal authorities, (ii) all directions, pursuant to law, of all public officers, and (iii) all recorded documents affecting the Premises, except that Tenant shall not be required to make any alterations of the structure, foundation, exterior walls or exterior roof of the Building in order to comply unless such alterations of the structure, foundation, exterior walls or exterior roof of the Building shall be necessitated or occasioned, in whole or in part, by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, invitees, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Premises by Tenant or any such person. All work and installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Section 8.3 shall be made in conformity with, and subject to the provisions of, Section 10.3.

        8.4.  Compliance with Insurance Requirements.   Tenant shall not do
              --------------------------------------
anything, or permit anything to be done, in or about the Premises that might (i) invalidate or be in conflict with, or cause cancellation of, the provisions of any fire, public liability or other insurance policies covering the Project or any property located therein, (ii) result in a refusal by casualty insurance companies to insure the Project or any such property in amounts and on terms and conditions satisfactory to Landlord, (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any use, business operation or other practice conducted in the Premises, or (iv) cause any increase in any insurance rates applicable to the Project or property located therein. TENANT, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of any board of fire underwriters or other similar body.

        8.5.  Right to Contest.  Tenant may contest or review, by procedures
              ----------------
permitted by applicable law or insurance policies, at its own expense, any order, requirement, law, ordinance, rule or regulation described in Sections 8.3 or 8.4, and may delay compliance therewith if permitted by such law or policy, provided that Landlord or any other tenant or owner of the Project is not subject to civil liability or criminal prosecution as a result thereof and Landlord's title to or interest in, or such tenants' or owners' business in or title to, the Project, or any portion thereof, is not subjected to forfeiture, involuntary sale, loss or closure as a result thereof. Tenant shall indemnify, defend, protect and hold

Landlord and such other tenants and owners harmless from and against any and all liability, loss, cost, damage or expense (including attorneys' fees) resulting from or in connection with any contest hereunder. Any contest shall be conducted with all due diligence. Tenant shall diligently comply with any final, non-appealable decision in any such contest.

    9.  ALTERATIONS, TENANT'S PROPERTY. TENANT'S WORK AND LIENS.
        -------------------------------------------------------

        9.1.  Alterations By Tenant.  Tenant shall not make or allow to be made
              ---------------------
any alterations, additions or improvements in or to the Premises (collectively, "Alterations") without Landlord's prior written consent, which sha11 not be unreasonably withheld. All Alterations approved by Landlord and undertaken by Tenant shall be done in accordance with the provisions of Section 10.3, and such other requirements as Landlord may deem necessary or appropriate.

        9.2.  Title to Alterations.  All Alterations shall become the property
              --------------------
of Landlord, and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease; provided, however that this provision shall not apply to furniture owned by Tenant.

        9.3.  Tenant's Work.  Concurrently with execution of this Lease, Tenant
              -------------
shall execute that certain Construction Exhibit in the form attached to this Lease. Landlord and Tenant shall construct the work, described in the Construction Exhibit, in accordance with the terms of the Construction Exhibit.

        9.4. Liens.  Tenant shall keep the Premises and the Project free from
             -----
any liens arising out of any (i) work performed or material furnished to or for the Premises, and (ii) obligations incurred by or for Tenant or any person claiming through or under Tenant. Tenant sha1l, within ten (10) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a bond fully satisfactory to Landlord in form and substance. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics', materialmen's and other liens. In addition to all other requirements contained in this Lease, Tenant shall give to Landlord at least ten (10) business days prior written notice before commencement of any construction on the Premises.

    10. REPAIRS AND MAINTENANCE.
        -----------------------

        10.1. Landlord's Obligations.  Subject to the obligations of Tenant set
              ----------------------
forth in Section 10.2 and the other provisions of this Lease, Landlord shall maintain, in functional condition, the Common Area, the foundations, bearing and exterior walls, and exterior roof of the Building, all Building standard lights, all unexposed plumbing and electric Systems, all windows, window frames, gutters and downspouts on the Building, and heating and ventilating systems servicing the Premises. In addition, Landlord shall remove from the Building any hazardous substances, including asbestos, existing as of the date of this Lease which are in excess of levels set forth by the State of California or the United States. Landlord shall have no obligation to make any repairs or replacement hereunder until the expiration of ten (10) days following written notice from Tenant to Landlord of the need therefor; provided, however, Landlord shall respond in an appropriately diligent and speedy manner in connection with any emergency situation. Tenant waives any right now or hereafter granted by law to make any repairs under this Section 10.1 upon Landlord's failure to do so hereunder or otherwise, including any rights under Sections 1941, 1942 and 1942.5 of the California Civil Code, or under any similar law now or hereafter effect. Landlord shall not be liable for and, except as provided in Article 12, there shall be no abatement of Rent with respect to, any injury to or interference with Tenant's business arising from any repairs, maintenance, alteration or improvement in or to any portion of the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein.

        10.2.  Tenant's Obligations.  Tenant sha1l maintain the Premises
               --------------------
(including without limitation all signs, metal work, doors, door jambs, door hardware, door closers, non-bearing interior walls, partitions, floors, ceilings, appliances, fixtures and all exposed plumbing, electrical and EVAC systems located within the Premises) in good, clean, safe and sanitary order and condition and, at Tenant's sole cost and expense, shall make all repairs and replacements as and when Landlord deems necessary to preserve the Premises in a good, clean, safe and sanitary order and condition. Tenant sha11 be responsible for such structural repairs or structural replacements to the Premises as are necessitated or occasioned by, and be responsible for any and all damage to the Building caused by, the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Premises by Tenant or any such person; the repair of any such damage sha1l be made by Landlord, at such times as Landlord deems necessary (whether after normal business hours, during weekends or otherwise), at Tenant's cost and expense; and Tenant sha1l reimburse to Landlord all such costs and expenses, together with a management and administration fee of ten percent (10%) of the amount thereof, within ten (10) days after submission by Landlord to Tenant of a statement of the amount thereof; provided, however, that Tenant shall have the right, subject to Landlord's reasonable approval and subject to compliance with the provisions of Section 10.3, to repair
                                             ------------
such damage at Tenant's cost and expense (excluding payment of any administrative fee to Landlord) at such times as Landlord deems necessary.

        10.3.  Conditions Applicable to Repairs.  All repairs, replacements and
               --------------------------------
reconstruction made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (i) diligently, at Tenant's sole cost and expense, in a good and workmanlike manner and at such time and in such manner as Landlord may reasonably designate, (ii) by contractors approved in advance by Landlord, (iii) so that the repairs, replacements or reconstruction shall be at least equal in quality, value and utility to the original work or installation, (iv) in accordance with such reasonable requirements as Landlord may impose with respect to insurance and bonds to be obtained by Tenant in connection with the proposed work, and (v) in accordance with the Rules and Regulations for the Building adopted by Landlord from time to time and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises.

        10.4.  Landlord's Rights.  If Tenant fails to perform Tenant's
               -----------------
obligations under Section 10.2, Landlord shall give Tenant notice of such acts as are reasonably required to fulfill such obligations. If Tenant fails to commence the work within thirty (30) days after notice and diligently prosecute the work to completion, then Landlord sha11 have the right (but not the obligation) to do such acts or expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord sha1l be paid by Tenant to Landlord promptly after demand with interest at the Interest Rate. Landlord sha1l have no liability to Tenant for any damage to, or interference with Tenant's use of, the Premises, or inconvenience to Tenant as a result of performing any such work.

    11. UTILITIES AND OTHER SERVICES.
        ----------------------------

        11.1.  Services to the Premises. Unless the Premises are separately
               ------------------------
metered, during the Term, Landlord shall furnish the Premises with the following services: (i) hot and cold water at those points of supply provided for general use of other tenants in the Project, in an amount sufficient for use of the Premises as showroom space; (ii) central heat and ventilation at such business hours as Landlord normally furnishes such services to all other tenants in the Project and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard, or such shorter period, temperature or amounts as may be prescribed by any applicable law, ordinance, rule, policy or regulation adopted by any utility or governmental agency; (iii) elevator service; and (iv) electrical facilities to provide sufficient power for a reasonable number of typewriters, microcomputers, one mini-computer and other office machines of similar electrical consumption, but not including electricity required for additional mini-computers or other electronic data processing equipment, special lighting of a type other than, or in excess of, Building standard, and any other item of electrical equipment which requires a voltage other than 110 volts single phase.

        11.2. Standard of Services.  All services under Section 11.1 shall be
              --------------------
furnished in a manner customary and usual in comparable San Francisco buildings. In particular, heat, ventilation and air-conditioning shall be furnished to the Premises during the hours of 8:00 a.m. to 8:00 p.m., Monday through Friday, and 9:00 a.m. to 6:00 p.m. on Saturday. If Tenant desires or requests any such services in amounts in excess of those deemed by Landlord to be Building standard in accordance with the foregoing and if Landlord. elects to provide such additional services, Tenant shall pay Landlord the cost of providing such additional services, together with an administration fee equal to ten percent (l0%) of such cost, within ten (10) days of presentation of a statement therefor by Landlord to Tenant.

        11.3.  Additional Services.  Without the prior written consent of
               -------------------
Landlord, which Landlord shall not unreasonably withhold, Tenant shall not use any apparatus or device in the Premises, or take any other actions, which will increase the amount of water or electricity furnished or supplied for use of the Premises as general office space in excess of the amounts described in Section 11.1(i) or (iv); nor shall Tenant connect with electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purposes of using electrical current or water. As a condition to Landlord's consent to any of the foregoing, Landlord may install an electric meter in the Premises to measure the amount of electricity consumed by any excess use. The cost of such meters and of the installation, maintenance, and repair thereof, and the cost of the installation, maintenance or repair of any additional or modified electrical, water or other utility systems at the request of Tenant, shall be paid by Tenant, and promptly upon demand by Landlord, Tenant shall pay the cost of all excess water and electricity at the rates charged by the provider thereof. Prior to installation of any apparatus or device in the Premises which will use current in excess of 110 volts, Tenant shall deliver to Landlord, for Landlord's review and approval, the electrical specifications for the apparatus or device provided by the manufacturer. This obligation shall be in addition to, and not in lieu of, Tenant's obligation to obtain the consent of Landlord to use any such apparatus or device under the provisions of this
Section 11.3. If Tenant's leasehold improvements are not consistent with Building standard improvements, then Tenant shall pay any additional cleaning costs attributable thereto. All costs payable by Tenant under this Section 11.3 shall include an administration fee equal to ten percent (l0%) of such costs and shall be payable by Tenant from time to time within ten (10) days of the presentation of a statement therefor by Landlord.

        11.4.  Interruption.  Failure by Landlord to any extent to furnish
               ------------
any service herein specified or any cessation thereof due to any cause including accident, making of repairs, alterations or improvements, unusually severe weather, unusual difficulty or ability to obtain services or supplies from sources usually used for the Project, labor difficulties or other causes beyond Landlord's reasonable control or the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy or service serving the Premises or the Project shall not render Landlord liable in any respect for damages of any kind, including without limitation to person, property or business, nor be construed as an eviction of Tenant nor work an abatement of Rent, nor relieve Tenant of any obligation under this Lease, including the payment of Rent. Landlord shall use reasonable efforts diligently to remedy any interruption in services and should any of the equipment or machinery utilized in furnishing the services listed herein break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. If any services of Landlord are required to be reduced by applicable governmental law, ordinance, rule, regulation or program applicable to the Project or by any public utility or other entity serving the Project or imposed by them, Landlord shall have the right to apportion such services among the Tenants of the Building in accordance with Landlord's reasonable judgment with respect to the needs of tenants of the Project, without liability or relieving Tenant's obligations as herein provided, notwithstanding the interruption of any service hereunder due to such apportionment. Notwithstanding the foregoing, if electrical service to the Premises ceases for more than three (3) days solely as a result of an intentional action by Landlord, then Rent shall thereafter abate until such time as electrical service is resumed to the Premises.

     12.  DAMAGE OR DESTRUCTION.
          ---------------------

        12.1  Obligations to Repair.  If during the Term the Premises, or
              ---------------------
any part thereof, or any portion of the Building necessary for Tenant's use of the Premises, is damaged by fire or other casualty insured against by Landlord's fire and extended coverage insurance policy covering the Building, and if, in the reasonable judgment of Landlord, the damage can be repaired within ninety
(90) days after the date of the casualty, Landlord, at Landlord's expense, shall repair such damage to the Premises or the Building, to substantially their condition immediately before such damage or destruction. Tenant shall promptly repair or replace, at its sole cost, in conformance with the provisions of
Section 10.3, any Alterations, and Tenant's trade fixtures, furnishings, equipment and all other property of Tenant, in a manner and to a condition at least equal to that immediately before such damage or destruction.

        12.2.  Landlord's and Tenant's Election.  If during the Term the
               --------------------------------
Premises, or any part thereof, or any portion of the Building necessary for Tenant's use of the Premises, are damaged or destroyed, and Section 12.1 does not apply, Landlord may elect by written notice given to Tenant within thirty
(30) days after the date of the casualty either (i) to repair the damage, in which event this Lease shall remain in full force and effect, but the Rent shall be abated in the manner specified in Section 12.3, or (ii) to terminate this Lease as of the date of the casualty. If all or any portion of the Building or the Premises necessary for Tenant's use of the Premises is damaged by fire or other casualty, and if such damage is not substantially repaired within one (1) year from the date of such damage, then at any time thereafter, but before substantial completion of such repair, Tenant may elect to terminate this Lease, as of the date of delivery of notice to Landlord, by written notice given to Landlord.

        12.3.  Abatement of Rent.  Except as otherwise provided in this
               -----------------
Article 12, if the entire Premises is rendered untenantable for a period of at least five (5) consecutive days by reason of any damage covered under Section 12.1, then the Rent shall abate from the date of such damage to the date when such damage shall have been substantially repaired. If only a part of the Premises shall be rendered untenantable, the Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises. If, before all of such damage has been repaired, any part of the Premises previously rendered untenantable is rendered tenantable or is used or occupied by Tenant or any person or persons claiming through or under Tenant, the amount of abatement shall be reduced accordingly. Notwithstanding the foregoing, if any damage to the Premises is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Rent by reason of such damage.

        12.4.  Last Six Months of Term.  If the Premises, or any part thereof,
               -----------------------
or any portion of the Building necessary for Tenant's use of the Premises, are damaged or destroyed during the last six (6) months of the Term, or any extension thereof, Landlord or Tenant may terminate this Lease by giving written notice thereof to the other party within thirty (30) days after the date of the casualty, in which case this Lease shall terminate as of the date of the casualty.

        12.5.  Tota1 Destruction.  If at any time during the Term the Building
               -----------------
is totally destroyed from any cause (including any total destruction required by any authorized public authority), or existing law does not permit repair, Landlord may terminate this Lease as of the date of the casualty. For purposes of this Section 12.5, notwithstanding that the Premises is totally or partially destroyed or damaged, the Building shall be deemed totally destroyed if, in Landlord's sole reasonable judgment, the cost to repair such damage would exceed thirty percent (30%) of the then replacement cost of the Building.

        12.6.  Insurance Proceeds.  If this Lease is terminated by either party
               ------------------
as a consequence of a casualty in accordance with any of the provisions of this
Article 12, all proceeds of insurance required to be maintained either by Landlord or Tenant shall be paid to Landlord; provided, however, that Tenant shall be paid all proceeds of insurance payable in connection with Tenant's trade fixtures, furnishings, equipment and all other items of personal property of Tenant.

        12.7.  No Release of Liability.  Except to the extent expressly provided
               -----------------------
in this Lease, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers that Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Building by fire or other casualty.

     13.  INSURANCE AND INDEMNITY.
          -----------------------

        13.1.  Insurance on Tenant's Property.  Tenant shall during the
               ------------------------------
Term provide insurance coverage against loss or damage by fire and such other risks as are from time to time included in a standard or special extended coverage endorsement insuring the full insurable value of the Premises, including any Alterations, Tenant's trade fixtures, furnishings, equipment, and all other items of personal property of Tenant.

        13.2.  Tenant's Liability Insurance. Tenant shall procure at its sole
               ----------------------------
cost and expense and keep in effect from the date of this Lease and at all times during the Term either comprehensive general liability insurance or commercial general liability insurance applying to the use or occupancy of the Premises, and contractual liability insurance applying to all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least one million dollars ($1,000,000). All such policies shall be written to apply to all bodily injury, property damage or other covered loss occurring during the policy term, shall be endorsed to add
                                                                          ---
Landlord as an additional named Insured, to provide that such coverage shall be
---------------------------------------
primary and that any insurance mantained by Landlord shall be excess insurance only. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Tenant shall also maintain workers compensation insurance in accordance with California law, and employers liability insurance with a limit no less than $100,000 per employee and $500,000 per occurrence. Such coverage shall be endorsed to waive the insurer's rights of subrogation against Landlord. If at any time during the Term the amount of insurance which Tenant is required to carry under this Section 13.2 is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or lessees of properties located in San Francisco, California, which are similar to and operated for similar purposes as the Premises, Landlord shall have the right to require Tenant to increase the amount or types of insurance coverage required under this Section 13.2.

          13.3.  Landlord's Fire and Extended Coverage Insurance. Landlord
                 -----------------------------------------------
shall maintain insurance on the Building against damage by fire and those perils now specified in the most current standard extended coverage endorsement in an amount equal to eighty percent (80%) of the full insurable cost of the Building as determined by Landlord, exclusive of excavations and foundations and subject to such "deductibles" or amounts of self insurance as Landlord may provide under such insurance from time to time within Landlord's sole discretion. Such insurance shall exclude coverage for any improvements made by Tenant, and fixtures and items installed or paid for by Tenant pursuant to this Lease, including Tenant's trade fixtures, furnishings, equipment, plate glass, signs or other items of personal property of Tenant. Within fifteen (15) days of written request by Tenant, Landlord shall deliver to Tenant a copy of all insurance policies carried by Landlord in connection with the Building. Landlord shall have the right to carry any other insurance with respect to the Project and to reduce or terminate any insurance or coverage called for by this Section 13.3 to the extent that any such coverage is not reasonably available in the commercial insurance industry from recognized carriers or not available at a cost which is in Landlord's judgment economic or feasible under the circumstances. All insurance proceeds payable under Landlord's insurance carried hereunder shall be payable solely to Landlord and Tenant shall have no interest therein.

        13.4.  Waiver of Subrogation.  To the extent permitted by law, and
               ---------------------
without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to any risk insured against by insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage. Each casualty insurance policy carried by Landlord or Tenant hereunder, or which either may obtain with respect to the Premises or the Project independent of obligations hereunder, shall provide that the insurer waives all rights of recovery by way of subrogation against Landlord or Tenant in connection with all matters included within the scope of the waiver of recovery contained in this Section 13.4.

        13.5.  Form of Policies.  All Tenant insurance policies required to
               ----------------
be carried under this Lease shall (i) be written by companies rated A:XII or better in "Best's Insurance Guide" and authorized to do business in California, and (ii) name any parties designated by Landlord as additional named insureds. Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval. Tenant shall deliver certified copies of its insurance policies to Landlord on or before the Comencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance or to deliver such policies or certificates, Landlord may, at its option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges. All coverages described in this Article 13 shall be endorsed to provide Landlord with 30 days' notice of cancellation.

        13.6.  Waiver of Claims.  Landlord shall not be liable to Tenant, or
               ----------------
to any other person from or for any event, occurrence, act, neglect, omission, loss, damage, injury or death, howsoever caused or whenever occurring, including damages arising from any act or neglect of other occupants of the Building, or owners of adjacent property, or of Landlord or their respective employees, agents, contractors, licensees, or invitees, or the public, or damages caused by fire, accident, riot, strike, labor disputes, acts of God.

        13.7.  Indemnity.  Tenant shall indemnify, defend, protect and save
               ---------
Landlord harmless from and against any and all claims, proceedings, damages, causes of action, liability, costs or expense (including attorneys fees) arising from or in connection with, or caused by (i) any act, omission or negligence of Tenant or any subtenant of Tenant, or their respective contractors, licensees, invitees, agents, servants or employees, wheresoever the same may occur, or (ii) any use of the Premises, or any accident, injury, death or damage to any person or property occurring in, on or about the Premises, or any part thereof, and any service delivery facilities used by Tenant.

        13.8.  Non-Application of Certain Statutes.  The provisions of Articles
               -----------------------------------
12 and 13 shall govern exclusively the repair and reconstruction of any damage or destruction, and any statute to the contrary, including Sections 1932(2) and 1933(4) of the California Civil Code, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Building.

     14.  EMINENT DOMAIN.
          --------------

        14.1.  Effect of Taking.  If all of the Premises is condemned or taken
               ----------------
in any manner before or during the Term for public or quasi-public use, or any transfer of the Premises is made in avoidance of an exercise of the power of eminent domain (each of which acts shall be referred to as a "taking"), this Lease shall automatically terminate as of the date of the vesting of title or taking of possession as a result of such taking. If a part of the Premises is so taken, this Lease shall automatically terminate as to the portion of the Premises so taken as of the date of the vesting of title as a result of such taking. If such portion of the Project is taken as, in the reasonable opinion of Landlord and Tenant, to render the Building incapable of economically feasible operation or to require a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date of the vesting of title as a result of such taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date of which said vesting will occur. If such portion of the Project or the Premises is taken as to render the Premises or the remaining portion thereof untenantable and unusable by Tenant as reasonably determined by Landlord, this Lease may be terminated by Tenant as of the date of the vesting of title as a result of such taking, by written notice to Landlord within sixty (60) days following notice to Tenant of the date on which said vesting will occur.

        14.2  Award.  Landlord shall be entitled to the entire award for any
              -----
taking, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in any taking, together with any and all rights of Tenant now or hereafter arising in or to such award or any part thereof; provided, however, Tenant shall be entitled to any award made to Tenant for its relocation expenses, the taking of personal property and fixtures belonging to Tenant or the interruption of or damage to Tenant's business.

        14.3.  Abatement of Rent.  If a partial taking does not result in a
               -----------------
termination of this Lease as to the entire Premises, then Fixed Rent and Additional Charges shall abate in proportion to the portion of the Premises taken or rendered untenantable by such taking. Tenant hereby waives and releases its rights under Section 1265.130 of the California Code of Civil Procedure or any similar statute now or hereafter in effect.

       14.4.  Temporary Taking.  If all or any portion of the Premises is
              ----------------
taken for a limited period of time before or during the Term, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease; provided, however, that the Fixed Rent and Additional Charges shall abate during such limited period in proportion to the portion of the Premises taken by such taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking. Any temporary taking of all or a portion of the Premises which continues for six
(6) months shall be deemed a permanent taking of the Premises or such portion.

     15.  SUBLEASE AND ASSIGNMENT.
          -----------------------

        15.1.  Consent Required.  Notwithstanding the provisions of Section
               ----------------
24.5 Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (each such act is referred to herein as an "Assignment"), or sublet the Premises or any portion thereof or permit the Premises to be occupied by anyone other than Tenant (each such act is referred to herein as a "Sublease") without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. Any Assignment or Sublease that is not in compliance with this Article 15 shall, at the option of Landlord, be void and shall constitute an Event of Default. The acceptance of Rent or Additional Charges by Landlord from a proposed assignee, sublessee or occupant of the Premises shall not constitute consent to such Assignment or Sublease by Landlord. Fifty percent (50%) of the excess of the total amount of rent and other consideration payable under any such Assignment or Sublease (including without limitation any amounts paid for the purchase of Tenant's interest in this Lease or for the execution of such Assignment or Sublease) over the Rent and Additional Charges payable hereunder shall be payable to Landlord as Additional Charges in the manner specified in Section 15.9.

        15.2.  Notice.  Notwithstanding anything to the contrary contained
               ------
in this Lease, Tenant shall have no right to enter into an Assignment or a Sublease unless Tenant shall have first requested in writing Landlord's consent to such Assignment or Sublease. Any request by Tenant for Landlord's consent to a specific Assignment or Sublease shall include (a) the name of the proposed assignee, subtenant or occupant, (b) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises, (c) a copy of the proposed Assignment or Sublease, and (d) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant or its business. Within thirty (30) days after the receipt of such written notice, Landlord shall either (1) consent in writing to such proposed Assignment or Sublease, subject to the terms and conditions set forth in this
Article 15, or (ii) notify Tenant in writing that Landlord refuses such consent. During such thirty (30) day period, Tenant shall promptly supply to Landlord any other relevant information concerning the proposed Assignment or Sublease reasonably requested by Landlord.

        15.3.  Conditions of Approval.  Without limiting the circumstances
               ----------------------
under which it may be reasonable for Landlord to withhold its consent to an Assignment or Sublease, it is expressly agreed that it shall be reasonable for Landlord to withhold its consent if Landlord determines that (i) the character of the Building is likely to be adversely affected during the Term as a result of such Assignment or Sublease, (ii) the use of the Premises proposed by such assignee or subtenant does not conform to the Permitted Use, or (iii) the financial condition of the proposed new tenant or subtenant at the time of the proposed Assignment or Sublease is inferior to that of Tenant and any guarantor of this Lease as of the date of this Lease.

        15.4.  No Release.  No consent by Landlord to any Assignment or Sublease
               ----------
by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant or any successor of Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease.

        15.5.  Cost of Processing Request.  As a condition to its right to
               --------------------------
enter into an Assignment or Sublease, Tenant shall pay to Landlord the amount of Landlord's reasonable costs (not to exceed $1,000.00 per Assignment or Sublease) of processing every proposed Assignment or Sublease (including the costs of attorneys and other professional fees and administrative, accounting and clerical time of Landlord), and the amount of all direct and indirect expenses incurred by Landlord arising from any assignee, occupant or subtenant taking occupancy (including security service, janitorial and cleaning service, and rubbish removal service). Landlord shall have no obligation to process any request for consent to an Assignment or Sublease unless Landlord receives from Tenant the amount of Landlord's processing and other direct and indirect costs which Landlord estimates it will incur in connection with such Assignment or Sublease.

        15.6.  Scope of Assignment.  Any sale or other transfer, including
               -------------------
without limitation by consolidation, merger or reorganization, of a majority of the voting stock of Tenant or any beneficial interest therein, if Tenant is a corporation, or any sale or other transfer of a majority of the general partnership interests in Tenant or any beneficial interest therein, if Tenant is a partnership, shall be an Assignment for purposes of this Lease. The sale or other transfer of more than fifty percent (50%), by value, of the assets of Tenant used in conducting its business in the Premises shall also constitute an Assignment for purposes of this Lease. If Tenant is a trust, the transfer, voluntarily or involuntarily, of all or any part of the controlling interest in such trust shall constitute an Assignment. If Tenant is any other form of entity, a transfer, voluntary or involuntary, of all or part of any interest in such entity shall constitute an Assignment.

        15.7.  Assumption of Obligations.  Each Assignment or Sublease to
               -------------------------
which Landlord consents shall be effected by an instrument in writing in form and substance satisfactory to Landlord, and shall be executed by both Tenant and the assignee or sublessee. One (1) executed copy of such written instrument shall be delivered to Landlord concurrently with the consummation of such Assignment or Sublease. Each new assignee or sublessee in any Assignment or Sublease transaction shall agree in such written instrument to assume and be bound by all of the terms, covenants, conditions and obligations of this Lease. Every Sublease shall be subject and subordinate to the provisions of this Lease.

        15.8.  No Signs or Encumbrance.  Tenant shall not place or allow to
               -----------------------
be placed in, on or about the Building any sign or other notice indicating Tenant's desire to assign this Lease or sublet the Premises. Tenant shall not encumber, hypothecate or transfer as security (whether by conditional Assignment or Sublease, or otherwise) this Lease, or any of Tenant's rights, duties or obligations under this Lease.

        15.9.  Recapture Rights.  Landlord's right to excess rent and other
               ----------------
consideration specified in this Section 15.9 is expressly reserved from the grant of Tenant's leasehold estate. Landlord shall have such right to fifty percent (50%) of any excess rent and other consideration in the event of any Assignment or Sublease by any succeeding subtenant or assignee, regardless of whether (i) the instrument effecting any such Assignment or Sublease provides such right to Landlord, or (ii) Landlord has approved such an instrument which fails to provide such right to Landlord. If Landlord consents to any Assignment or Sublease, then Tenant shall pay to Landlord immediately upon Tenant's receipt thereof, fifty percent (50%) of any and all consideration received by Tenant on account of such transaction, howsoever the same may be denominated, and in the case of Subleases, to the extent that such consideration exceeds the pro rata portion of the Fixed Rent and other charges payable by Tenant hereunder attributable to the sublet portion of the Premises, based on the net rentable area of the Premises and the net rentable area of the Premises sublet. As used herein "consideration" includes any payments received by Tenant on account of or in connection with such Assignment or Subletting, Rent and other payments received by Tenant on account thereof or in connection therewith, so-called key money and/or initiation money received by Tenant on account of or in connection therewith, payments made in consideration of the operation of Tenant's business in the Premises, goodwill, non-competition covenants, or any other amounts payable either directly or indirectly in connection with such transaction. Notwithstanding the foregoing, before payment to Landlord of fifty percent (50%) of any excess Rent pursuant to this Section 15, Tenant shall
                                    ----------
have the right to reimbursement of any reasonable real estate brokerage commissions paid by Tenant in connection with any Sublease or Assignment.

     16.  DEFAULT: REMEDIES.
          -----------------

        16.1.  Events of Default.  The occurrence of any of the following
               -----------------
shall constitute an "Event of Default" by Tenant:

          16.1.1.  Vacation or Abandonment.  Vacation or abandonment of the
                   -----------------------
Premises for a continuous period in excess of fifteen (15) days.

          16.1.2.  Nonpayment of Money.  Failure to pay Rent or any other sum
                   -------------------
due and payable by Tenant under this Lease, or the failure to perform any act under this Lease which requires the expenditure by Tenant of money.

          16.1.3.  Other Obligations.  Failure to perform any term, obligation,
                   -----------------
condition, agreement pr covenant under this Lease, other than (i) nonpayment of money or (ii) an Assignment or Sublease in violation of Article 15.

          16.1.4.  Prohibited Assignment or Subletting.  The making by Tenant
                   -----------------------------------
of any Assignment or Sublease in violation of Article 15.

          16.1.5.  Insolvency.  The admission by Tenant in writing of its
                   ----------
inability to pay its debts as they become due; the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceedings or, if within sixty (60) days after the commencement of any involuntary proceeding against Tenant seeking any reorganization, or arrangement, composition, readjustment, liquidation, dissolution or similar relief, such proceeding shall not have been dismissed; the appointment of a receiver or trustee to take possession of all or substantially all of the assets of Tenant; a general assignment by Tenant for the benefit of creditors; any action or proceeding commenced by Tenant under any insolvency or bankruptcy act, or under any other statute or regulation having as its purpose the protection of creditors, or any such action commenced against Tenant and not discharged within sixty (60) days after the date of commencement, or the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof. For purposes of this Section 16.1.5, the term "Tenant" shall mean Tenant or any partner of Tenant, if Tenant is a partnership, or any person or entity comprising Tenant, if Tenant is comprised of more than one person or entity.

        16.2.  Notice to Tenant.  Upon the occurrence of any Event
               ----------------
of Default, Landlord shall give Tenant written notice thereof, specifying the Event of Default and the provisions of this Lease breached by Tenant and Tenant shall have the right to cure such Event of Default within the time periods, if any, hereinafter specified.

          16.2.1.  Vacation or Abandonment.  For vacation or abandonment of
                   -----------------------
the Premises, within fifteen (15) days after Landlord's notice.

          16.2.2.  Nonpayment of Money.  For failure to pay Fixed Rent,
                   -------------------
Additional Charges or any other sum, within five (5) days after Landlord's notice, unless Tenant has failed more than four (4) times during the Term timely to pay any Rent so that Landlord has been required to give notice hereunder, in which event no written notice or cure period shall thereafter be required or applicable hereunder.

          16.2.3.  Other Obligations.  For failure to perform any term,
                   -----------------
obligation, condition, agreement or covenant under this Lease, other than nonpayment of monies, thirty (30) days after Landlord's notice, unless Tenant has defaulted in the performance of any material term, obligation, condition, agreement or covenant more than four (4) times during the Term and notice of such Event of Default has been given by Landlord in each instance, in which event no notice or cure period shall thereafter be required or applicable hereunder.

          16.2.4.  No Notice or Cure.  No notice or cure period shall be
                   -----------------
required or applicable hereunder for any Event of Default specified in Sections
16.1.4 or 16.1.5.

        16.3.  Remedy Upon Occurrence of Event of Default.  On the occurrence
               ------------------------------------------
of an Event of Default which Tenant fails to cure after notice and expiration of the applicable cure period, if any, specified above, Landlord shall have the right either (i) to terminate this Lease, and at any time thereafter recover possession of the Premises, or any part thereof, and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by reason of the Event of Default or of such termination, or (ii) to continue this Lease in effect for so long as Landlord does not so terminate Tenant's right to possession, and enforce all Landlord's rights and remedies under this Lease, including the right to (A) recover Fixed Rent and Additional Charges as they become due, or (B) relet the Premises at such rental and upon such terms and conditions as Landlord, in its reasonable discretion, may deem advisable. Acts of maintenance, preservation or efforts to lease the Premises, the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, or re-entry or taking of possession of the Premises by Landlord hereunder, shall not constitute an election to terminate Tenant's right to possession unless specific written notice of such termination is given to Tenant hereunder. Landlord may store any property of Tenant located in the Premises in a public warehouse or elsewhere at Tenant's expense or otherwise dispose of such property in the manner provided by law. If Landlord does not terminate this Lease hereunder, Tenant shall continue to pay currently all amounts payable by Tenant under this Lease, together with the cost of obtaining possession of and reletting the Premises, any repairs and alterations necessary to prepare the Premises for reletting, and brokerage commissions and attorneys' fees incurred in connection therewith, less the rents, if any, received from such reletting. Any and all monthly deficiencies so payable by Tenant shall be paid on each due date for Fixed Rent herein specified. Notwithstanding any reletting without termination, Landlord may at any time thereafter elect to terminate this Lease pursuant to this Section 16.3.

          16.4.  Damages Upon Termination.  If Landlord terminates this
                 ------------------------
Lease pursuant to Section 16.3, Landlord may exercise all rights and remedies available to a landlord at law or in equity, including, without limitation, the right to recover from Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts payable by Tenant hereunder which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent and such other amounts which would have been earned after termination until the time of the award exceeds the amount of loss of Rent and such other amounts that the Tenant proves could have been reasonably avoided;
(iii) the worth at the time of award of the amount by which the unpaid Rent and such other amounts for the balance of the term after the time of the award exceeds the amount of loss of Rent and such other amounts that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) shall be computed with interest at the Interest Rate. The "worth at the time of award" of the amount referred to in clause (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, California, plus one percent (1%). As used herein, "time of award" shall mean either the date upon which Tenant pays to Landlord the amount recoverable by Landlord as hereinabove set forth, or the date of entry of any determination, order or judgment, of any court or other legally constituted body determining the amount recoverable, whichever first occurs.

        16.5.  Computation of Rent and Other Amounts for Purposes of Default.
               -------------------------------------------------------------
purposes of Section 16.4, unpaid Rent and other amounts which wduld have accrued and become payable under this Lease shall consist of the sum of: (i) the tota1 Fixed Rent for the balance of the Term, plus (ii) a computation of Tenant's
                                        ----
Share of the increase in Operating Expenses for the balance of the Term, assuming that such amount for the Lease Year in which the Event of Default occurs and each future Lease Year is equal to Tenant's Share of the increase of Operating Expenses for the calendar year prior to the calendar year in which the Event of Default occurs, compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) Lease Years as determined by the Index.

        16.6.  Waiver of Statutory Notice Periods.  The notice periods
               ----------------------------------
after Events of Default specified in Section 16.2 shall be exclusive of any other notice period provided by law with respect to any such Event of Default, and Tenant hereby waives any right under law to any other notice period now or hereinafter enacted.

        16.7.  Landlord's Right to Perform on Tenant's Breach.  In addition
               ----------------------------------------------
to any other right or remedy of Landlord hereunder, upon the occurrence of an Event of Default and without waiving or releasing Tenant from any obligation of Tenant hereunder, Landlord may (but shall not be required) to cure such Event of Default for the account of Tenant. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be caused to Tenant's stock or business by reason of effecting cure hereunder. All sums paid by Landlord and all costs and expenses incurred by Landlord in connection with such cure (inc1uding attorneys' fees), together with interest thereon at the Interest Rate from the respective dates of Landlord's incurrence of each item of cost or expense, shall be payable by Tenant on demand.

        16.8.  Receiver.  If a receiver is appointed in any action by Landlord
               --------
against Tenant on account of any Event of Default, such receiver may take possession of any personal property belonging to Tenant and used in the business conducted on the Premises, and the entry or possession by such a receiver shall not constitute an eviction of Tenant from the Premises, or any portion thereof. Tenant shall indemnify, defend, protect and hold Landlord harmless from any damages, causes of action, liability, cost or expense (including reasonable attorneys fees) arising out of or in connection with the entry by such receiver and the taking of possession of the Premises and/or such personal property. Neither the application for the appointment of such receiver, nor the appointment itself, shall constitute an election on Landlord's part to terminate this Lease, unless written notice of such election is given by Landlord to Tenant hereunder.

        16.9.  Landlord's Defaults.
               -------------------

          16.9.1. Notice and Cures: Landlord's Liability.  If Landlord fails
                  --------------------------------------
to perform any of its obligations under this Lease, then Tenant shall give Landlord written notice thereof, specifying with particularity the breach claimed by Tenant. Landlord shall have the right to cure such breach during the 30-day period following receipt of Tenant's notice hereunder, unless such breach cannot reasonably be cured within such 30-day period, in which event Landlord shall not be in default under this Lease if Landlord commences within such 30-day period such cure and thereafter diligently prosecutes the same to completion. If Landlord fails to cure its breach hereunder (or such breach is not cured by a mortgagee or beneficiary as herein specified), then Landlord shall be liable to Tenant only for Tenant's direct damages caused thereby and Tenant waives any rights to recover consequential damages on account thereof.

          16.9.2. Recovery Against Landlord.  Tenant shall look solely to
                  -------------------------
Landlord's interest in the Project for the recovery of any judgment against Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers and shareholders, shall never be personally liable for any such judgment. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to all ground leases, or underlying leases, and the liens of all mortgages or deeds of trust referred to in Section 17.

        16.10.  Waiver: Remedies Cumulative.  Failure of Landlord to declare
                ---------------------------
an Event of Default immediately upon the occurrence thereof, or delay in taking any action in connection therewith, shall not waive such Event of Default, but Landlord shall have the right to declare any such Event of Default at any time thereafter. No waiver by Landlord of an Event of Default, or any agreement, term, covenant or condition contained in this Lease, shall be effective or binding on Landlord unless made in writing and no such waiver shall be implied from any omission by Landlord to take action with respect to such Event of Default or other such matter. No express written waiver by Landlord of any Event of Default, or other such matter, shall affect or cover any other Event of Default, matter or period of time, other than the Event of Default, matter and/or period of time specified in such express waiver. One or more written waivers by Landlord of any Event of Default, or other matter, shall not be deemed to be a waiver of any subsequent Event of Default, or other matter, in the performance of the same provision of this Lease. Acceptance of Rent by Landlord hereunder, or endorsement of any check, shall not, in and of itself, constitute a waiver of any Event of Default or of any agreement, term, covenant or condition of this Lease, except as to the payment of Rent so accepted, regardless of Landlord's knowledge of any concurrent Event of Default or matter. No course of conduct between Landlord and Tenant, and no acceptance of the keys to or possession of the Premises before the termination of the Term by Landlord or any employee of Landlord shall constitute a waiver of any such breach or of any term, covenant or condition of this Lease or operate as a surrender of this Lease. All of the remedies permitted or available to Landlord under this Lease, or at law or in equity, shall be cumulative and not alternative and invocation of any such right or remedy shall not constitute a waiver or election of remedies with respect to any other permitted or available right or remedy.

        16.11.  Interest.  Any sum due and payable to Landlord under the terms
                --------
of this Lease which is not paid when due shall bear interest at the Interest Rate from the date when the same becomes due and payable by the provisions hereof until paid.

        16.12.  No Accord and Satisfaction.  No payment by Tenant, or receipt
                --------------------------
by Landlord, of a lesser amount than the Rent herein provided shall be deemed to be other than on account of the earliest Rent due and payable hereunder, nor shall any endorsement or statement on any check, or letter accompanying any check or payment, as Rent be deemed an accord and satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other right or remedy provided in this Lease.

        16.13.  Waiver of Right of Redemption.  Tenant hereby expressly
                -----------------------------
waives any and all rights of redemption granted by or under any present or future law in the event Tenant is evicted or dispossessed from the Premises for any cause, or in the event Landlord obtains possession of the Premises by reason of the commission by Tenant of an Event of Default or otherwise.

     17.  SUBORDINATION, ATTORNMENT AND ESTOPPELS.
          ---------------------------------------

        17.1.  Subordination.  Without necessity of execution by Tenant of
               -------------
any additional document this Lease, and all of Tenant's rights under this Lease, shall be subject and subordinate at all times to any Mortgage. The term "Mortgage" shall include the following: (i) all ground leases and sale and leaseback leases that may now exist or hereafter be executed affecting the Project or any portion thereof, (ii) the lien of any mortgage or deed of trust or other security instrument (and any advances or interest thereunder) that may now exist or hereafter be executed in any amount for which the Project or any portion thereof, any ground leases or sale and leaseback leases, or any of Landlord's interest or estate therein is specified as security; and (iii) all modifications, renewals, supplements, consolidations and replacements of any of the foregoing. The term "Mortgagee" shall mean the mortgagee, beneficiary, ground lessor, sale leaseback lessor, or other party holding a beneficial interest under a Mortgage. The term "Sa1e and Leaseback Leases" shall refer to any sale and leaseback transaction in which Landlord sells and simultaneously leases back all or any portion of its interest in the Project. If any such Mortgagee so elects in writing, then this Lease shall be superior to the lien of the Mortgage held by such Mortgagee, whether this Lease is dated before or after such Mortgage. Tenant shall promptly execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease, or reasonably requested by Landlord in connection with such subordination, with respect to any such Mortgage or other security instruments. Tenant irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, deliver and record any such documents in Tenant's name, place and stead upon Tenant's failure to do so within ten (10) days after Landlord's request; provided, however, that the execution by Landlord of any document as Tenant's attorney-in-fact pursuant to this Section 17.1 shall not be effective unless such document provides that Tenant shall not be disturbed in its possession of the Premises so long as Tenant performs all of the terms, covenants and conditions under this Lease. Tenant expressly acknowledges that the foregoing power of attorney is coupled with an interest, is irrevocable, and shall survive death, lnsolvency or incapacity of Tenant. Nothing hereunder shall waive the default constituted by Tenant's failure to deliver any such document.

        17.2.  Attornment by Tenant: Non-Disturbance.  Upon enforcement of any
               ------------------------------------
rights or remedies under any Mortgage to which this Lease is subordinated (including, without limitation, proceedings for judicial or power of sale foreclosure, or deed in lieu of foreclosure delivered by Landlord to the Mortgagee thereunder), Tenant shall attorn to the purchaser or transferee under such right or remedy and recognize such purchaser or transferee as Landlord under this Lease. If Tenant attorns hereunder, then, so long as Tenant performs all of the terms, covenants and conditions under this Lease, Tenant shall not be disturbed in its possession of the Premises. Tenant shall execute and deliver any document or instrument required by such purchaser or transferee confirming the attornment hereunder.

        17.3.  Tenant's Certificates.  Tenant, at any time and from time to
               ---------------------
time, shall execute, acknowledge and deliver to Landlord, addressed to Landlord, at Landlord's request, and to any prospective purchaser or Mortgagee of any part of the Project a certificate stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (ii) the Rent Commencement Date and Expiration Date of this Lease, (iii) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (iv) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (v) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (or acts or omissions which would constitute defaults if uncured after notice), and, If so, specifying same, (vi) the dates, if any, to which the Rent and Additional Charges and other amounts under this Lease have been paid, and (vii) any other information and statements that may reasonably be required by Landlord. Nothing herein shall waive the default constituted by Tenant's failure to deliver the certificate required hereunder. In addition, Tenant shall cause any and all guarantors of this Lease, at any time during the Term and from time to time, to execute, acknowledge and deliver to Landlord, addressed (at Landlord's request) to any prospective purchaser, ground or underlying lessor or mortgagee of any part of the Project a certificate stating (i) that the guaranty of such guarantor(s) is in full force and effect, enforceable in accordance with its terms, and will continue to be with respect to any successor of all or any portion of Landlord's interest in the Project or this Lease, (ii) that there are no defenses, offsets or counterclaims to the liability or obligations of such guarantor(s) under their guaranty, and (iii) any other information and statements that may reasonably be required by Landlord. It is intended that any such certificate of Tenant may be relied upon by any prospective purchaser, ground or underlying lessor or mortgagee of all or any part of the Project.

     18.  FEES AND EXPENSES: PAYMENT.
          --------------------------

        18.1.  Interest On Past Due Obligations.  Unless otherwise specifically
               --------------------------------
provided herein, any amount due from Tenant to Landlord under this Lease (including, without limitation, any payment of Rent) which is not paid within ten (10) days from the date due shall bear Interest from the due date until paid at the Interest Rate. The payment of such interest shall not excuse or cure any default under this Lease.

        18.2.  Late Charges.  Tenant acknowledges that late payment by Tenant to
               ------------
Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely impracticable to fix. Such costs include processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, in addition to the provisions of
Section 18.1, if any installment of Rent due from Tenant is not received by Landlord within seven (7) days after delivery of notice by Landlord of failure to pay, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of an Event of Default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     19.  ACCESS TO PREMISES.
          ------------------

        19.1 Landlord's Right to Enter.  Landlord reserves for itself and its
             -------------------------
agents, employees and Independent contractors the right to enter the Premises at all reasonable times (i) to inspect the Premises, (ii) to supply any service and perform any obligation to be provided or performed by Landlord to Tenant hereunder, (iii) to show the Premises to prospective purchasers, mortgagees or tenants, (iv) to post notices of non-responsibility, (v) to determine whether Tenant is complying with its obligations under this Lease, (vi) to alter, improve or repair the Premises or any other portion of the Building and (vii) for any other lawful purpose. Landlord's right to enter the Premises shall include the right to grant access to the Premises to governmental or utility employees. Landlord may erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises or any other portion of the Building where reasonably required by the character of the work to be performed in making repairs or improvements, provided that the entrance to the Premises shall not be blocked thereby, and the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, any right to abatement of Rent, or any other loss occasioned by Landlord's reasonable exercise of any of its rights under this Article 19. Any entry to the Premises obtained by Landlord in accordance with this Article 19 shall not be consttued or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises.

        19.2 Emergency.  In the event of an emergency involving the Premises
             ---------
or another portion of the Building, Landlord shall have the right to enter the Premises at any time. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper in order to obtain entry to any portion of the Premises in an emergency.

     20.  NOTICES.
          -------

          Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail or delivered personally, addressed
(i) to Tenant (A) at Tenant's Address, if sent before Tenant takes possession of the Premises, (B) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or (C) at Tenant's last known address or at any place where Landlord believes that Tenant or any agent or employee of Tenant may be found, if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, (ii) to Landlord at Landlord's Address, or (iii) at such other address as either Landlord or Tenant may designate as its new address in California for such purpose by notice given to the other in accordance with the provisions of this Article 20. Any bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given (i) if mailed, on the date it is shown as delivered to the intended recipient by return receipt or equivalent, or, in the absence of such record of delivery, on the third (3rd) business day after the date on which it was deposited in the mail as provided in this Article 20, or (ii) upon receipt if personally delivered. Tenant hereby appoints as its agent to receive the service of all dispossessory proceedings and notices thereunder any agent or employee of Tenant employed in the Premises, and if no such person shall be available, then such service may be made by attaching such notice or service on the main entrance of the Premises. If Tenant is notified of the identity and address of any Mortgagee, Tenant shall give to such Mortgagee by registered or certified mail duplicate written notice of any default by Landlord or failure by Landlord to perform any of its obligations hereunder.

     21.  RULES AND REGULATIONS.
          ---------------------

Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit C and all modifications thereof and
                          ---------
additions thereto from time to time put into effect by Landlord. Landlord shall have the right to promulgate different rules and regulations applicable to different portions of the Building. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of such reules and regulations. Terms defined in the Lease shall have the same meaning when used in the rules and regulations.

     22.  SURRENDER OF PREMISES ON TERMINATION.
          ------------------------------------

          On or before ninety (90) days preceding the Expiration Date, Tenant shall notify Landlord in writing of the precise date upon which Tenant plans to surrender the Premises to Landlord. On the termination of the Term, Tenant shall quit and surrender the Premises to Landlord, broom clean, in good order, condition and repair as required by Section 10.1, together with all Alterations made in, to or on the Premises, except movable furniture and Tenant's trade fixtures installed at the expense of Tenant, except that Tenant shall ascertain from Landlord not later than sixty (60) days before the end of the Term whether Landlord desires to have the Premises, or any part or parts thereof, restored to the condition in which the Premises were delivered to Tenant, or to their conditions prior to making any Alteration thereto, and if Landlord shall so desire, then Tenant shall, at Tenant's sole cost and expense, so restore the Premises, or such part or parts thereof, before the end of the Term. On or before the end of the Term, Tenant shall remove all its personal property from the Premises, and all property of Tenant not removed hereunder shall be deemed, at Landlord's option, to be abandoned by Tenant and Landlord may store such property in Tenant's name at Tenant's expense, and/or dispose of the same in any manner permitted by law. Tenant shall repair any and all damage to the Premises caused by Tenant's removal of its furniture, trade fixtures or property hereunder. If the Premises are not surrendered as of the end of the Term in the manner and condition herein specified, Tenant shall indemnify, defend, protect and hold Landlord harmless against all loss, liability, cost or expense (including attorneys fees) resulting from or caused by Tenant's delay or failure in so surrendering the Premises including any claims made by any succeeding tenant due to such delay or failure.

     23.  EXISTING LEASE AND RIGHT OF FIRST OFFER.
          ---------------------------------------


     23.1.  Existing Lease.  Tenant is currently leasing certain space pursuant
            --------------
to the Existing Lease. So long as no Event of Default is uncured, in consideration for Tenant entering into this Lease, the Fixed Rent payable on the Rent Commencement Date and on the first (1st) day of each month thereafter until March 1, 1989 shall be reduced each month in an amount equal to the lesser of
(i) $5,900.00, or (ii) the amount of rent actually payable by Tenant for such month under the Existing Lease. After March 1, 1989 Tenant shall receive no further reductions of Fixed Rent, and Fixed Rent shall be payable in the amounts set forth in Article 4. In addition, Tenant shall receive a rent credit, to be distributed over the first twelve (12) payments of Fixed Rent to be made by Tenant, in an amount equal to Five Thousand Nine Hundred Dollars ($5,900.00) multiplied by the number of full calendar months between April 1, 1988 and the Rent Commencement Date.

23.2.  Right to Assign, Sublease or Terminate.  Landlord shall have the right to
       ---------------------------- ---------
effect a termination, subleasing or assignment of the Existing Lease to be effective on any date selected by Landlord following the date Landlord delivers possession of the Premises to Tenant. Landlord may negotiate with the owner of the premises under the Existing Lease and third persons to effect such termination subleasing or assignment. Tenant shall cooperate fully with any such efforts and shall execute such documents, in form and substance reasonably requested by Landlord, as may be necessary to effect any such termination, subleasing or assignment in an effort to reduce or terminate Landlord's obligation to reduce the Fixed Rent pursuant to Section 23.1; provided however, that Tenant shall not be obligated to pay any consideration in connection with such termination, subleasing or assignment, nor shall any such termination, subleasing or assignment otherwise impose on Tenant any increased liability or obligations, unless Landlord agrees to pay such consideration or to indemnify Tenant for such increased liability or obligations. As part of Tenant's obligation to cooperate with Landlord under this Section 23.2, upon written
                                                 ------------
request from Landlord, Tenant shall not remove any furniture from the premises leased by Tenant under the Existing Lease; provided, however, that Landlord shall return any such furniture to Tenant upon expiration of the Existing Lease in the same condition as existed on the date of delivery of notice by Landlord to Tenant, subject to reasonable wear and tear.

        23.3.  Modification.  From and after the date of this Lease, Tenant
               ------------
shall not modify, amend or otherwise alter the Existing Lease without Landlord's prior written consent. Any modification, amendment or other alteration of the Existing Lease without Landlord's prior written consent shall constitute an Event of Default.

        23.4.  Right of First Offer.  During the Term, Landlord shall not lease
               --------------------
to a third person any part of the second (2nd) floor of the Building (the "First Offer Space"), except in accordance with this Section 23.4. Except for the extension of a then existing lease pursuant to an option right contained in the existing lease to the tenant who is then occupying the space, if Landlord determines to lease part of the First Offer Space (the "Offered Space"), then Landlord shall deliver a written notice to Tenant (the "Offered Space Notice"). The Offered Space Notice shal1 specify the rent and lease terms on which Landlord is willing to lease the Offered Space, including any particular extension options, improvement allowances, contributions, free rent, or other terms, concessions or policies related to the leasing of the Offered Space (collectively, the "Lease Policies").

          23.4.1.  Exercise of Right of First Offer.  If within ten (10) days
                 --------------------------------
after receipt of the Offered Space Notice, Tenant notifies Landlord in writing of Tenant's election to lease the Offered Space, then the Offered Space shall be leased to Tenant pursuant to the Lease Policies. Landlord shall reasonably incorporate the Lease Policies in Landlord's then standard lease form, and Landlord and Tenant shall promptly execute such standard lease form. Landlord shall supply the then existing standard lease to Tenant at the time the Offered Space Notice is delivered to Tenant.

          23.4.2.  Non-Exercise of Right of First Offer.  If Tenant does not
                   ------------------------------------
notify Landlord within ten (10) days after receipt of the Offered Space Notice of its election to lease the Offered Space, or if Landlord and Tenant cannot reasonably agree on the final terms of the lease for the Offered space within ten (10) days after delivery of the Offered Space Notice, then Landlord thereafter shall have the right to lease the Offered Space to a third person on terms not materially less favorable to Landlord than the Lease Policies.

     24.  MISCELLANEOUS.
          -------------

        24.1.  Warranty of Authority to Enter into Lease.  Tenant warrants and
               -----------------------------------------
represents to Landlord that Tenant has the full right, power and authority to enter into this Lease and has obtained all necessary consents and approvals from its partners, officers, board of directors or other members required under the documents governing its affairs in order to consummate the Lease transaction contemplated hereby. The persons executing this Lease on behalf of Tenant have the full right, power and authority so to do and affirm the foregoing warranty on behalf of Tenant and on their own behalf. Tenant warrants and represents to Landlord that as of the date of execution of this Lease the name of Tenant is Beier & Gunderson, a California corporation. As of the date of this Lease, Tenant has commenced proceedings for change of the name of Tenant to Offices Unlimited of California, Inc., a California corporation. Accordingly, until Tenant has completed all applicable local and state requirements for legally changing the name of Tenant, the Tenant under this Lease shall be deemed to be Beier & Gunderson, a California corporation.

        24.2.  Inability to Perform.  If, by reason of acts of God, governmental
               --------------------
restrictions, strikes, labor disturbances, shortages of materials or supplies, or any other cause or event beyond Landlord's reasonable control, Landlord is unable to fulfill or is delayed in fulfilling any of Landlord's obligations under this Lease or any collateral instrument, no such inability or delay shall
(a) constitute an actual or constructive eviction, in whole or in part, (b) relieve Tenant from any of its obligations under this Lease, including its obligation to pay Rent, or (c) impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant or by reason of injury to or interruption of Tenant's business, or otherwise. Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

        24.3.  References.  All personal pronouns used in this Lease, whether
               ----------
used in the masculine, feminine or neuter gender, include all other genders;
the singular includes the plural, and vice versa, and references to "party" or "parties" refer solely to the parties signatory hereto. All references in this Lease to Sections or Articles shall refer to the corresponding Section or Article of this Lease, unless specific reference is made to another document or instrument. The use herein of the words "including" or "include" when following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that would reasonably fall within the broadest possible scope of such general statement, term or matter. The Basic Lease Information and all Exhibits referenced herein and attached to this Lease are hereby incorporated in this Lease by this reference. If there is more than one Tenant, the obligations under this

Lease imposed on Tenant shall be joint and several. The captions preceding the Sections and Articles of this Lease have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of this Lease.

        24.4.  Severabi1ity.  If any provision of this Lease or the application
               ------------
thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall remain in effect and shall be enforceable to the full extent permitted by law.

        24.5.  Successors and Assigns.  Subject to the provisions of Article 15
               ----------------------
regarding Assignment and Subleases, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective personal representatives, and successors and assigns. Upon the sale, assignment or transfer by Landlord (or by any subsequent landlord) of its interest in the Building or the Project as owner or lessee, including any transfer upon or in lieu of foreclosure or by operation of law, Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer.

        24.6.  Construction.  This Lease shall be governed by and construed
               ------------
in accordance with the laws of the State of California. Any actions or proceedings brought under this Lease, or with respect to any matter arising under or out of this Lease, shall be brought and tried only in courts located in the City and County of San Francisco, California (excepting appellate courts).

        24.7.  No Option.  Submission of this instrument for examination
               ---------
or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        24.8.  Integration.  The terms of this Lease are intended by the parties
               -----------
as a final expression of their agreement with respect to such terms as are included in this Lease and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding or negotiation (whether oral or written). The parties further intend that this Lease constitutes the complete and exclusive statement of its terms, and no extrinsic evidence whatsoever may be introduced in any judicial proceeding involving this Lease. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning and not restricted for or against any party.

        24.9.  Quitclaim.  Upon expiration or earlier termination of this
               ---------
Lease, Tenant shall, immediately upon request of Landlord, execute, acknowledge and deliver to Landlord a recordable deed quit-claiming to Landlord all interest of Tenant in the Premises, the Project and this Lease.

        24.10.  Quiet Enjoyment.  Upon Tenant paying the Rent and Additional
                ---------------
Charges and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages or ground or underlying leases referred to in
Article 17. This covenant (and any and all other covenants of Landlord contained in this Lease) shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

        24.11.  Light, Air and View.  This Lease conveys to Tenant no rights
                -------------------
for any light, air or view. No diminution of light, air or view, or any impairment of the visibility of the Premises from inside or outside the Building, by any structure or other object that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent under this Lease, constitute an actual or constructive eviction of Tenant, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

        24.12.  Holding Over.  If Tenant remains in possession of the Premises
                ------------
after the expiration of the Term with the express written consent of Landlord and without executing a new lease, then such holding over shall be deemed a tenancy from month-to-month, subject to all conditions, provisions and obligations of this Lease, except that the Fixed Rent then in effect shall be increased to an amount equal to one hundred twenty-five percent (125%) of such Fixed Rent. No holding over by Tenant after the Term shall operate to extend the Term. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises commencing upon or after the expiration of the Term. Any holding over without Landlord's consent shall entitle Landlord to reenter the Premises as provided in Article 16, and to enforce all other rights and remedies provided by law or this Lease.

        24.13.  Counterparts.  This Lease may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original; but all of which together shall constitute one and the same instrument.

        24.14.  Time of Essence.  Time is of the essence of each and every
                ---------------
provision of this Lease.

        24.15.  Broker's Commissions.  Landlord shall pay all brokers commission
                --------------------
payable to the Brokers in connection with this transaction. Tenant represents and warrants that other than the Brokers, Tenant has not entered into any agreement or incurred or created any obligation which might require Landlord to pay any broker's commission, finder's fee or other commission or fee relating to the leasing of the Premises, unless disclosed to and accepted by Landlord in writing before the date hereof, and Tenant shall defend, indemnify and hold harmless Landlord from and against any claims for any such commissions or fees by anyone claiming by or through Tenant.

        24.16.  No Merger.  The voluntary or other surrender or termination
                ---------
of this Lease by Tenant, or a mutual cancellation thereof shall not work a merger, but, at Landlord's sole option, shall either terminate all existing subleases or subtenancies or shall operate as an assignment to Landlord of all such subleases or subtenancies.

        24.17.  Landlord's Consents.  Unless otherwise expressly provided in
                -------------------
this Lease, all consents and approvals to be given by Landlord may be withheld for any reason or no reason, at Landlord's sole discretion but shall not be unreasonably withheld, and any such action shall not be deemed inconsistent with any covenant of good faith and fair dealing otherwise implied by law to be a part of this Lease. If Landlord has actually received two (2) separate written notices requesting Landlord's consent or approval, then Landlord's failure to respond to a request for consent or approval from Tenant within thirty (30) days (or such other period as may be provided in this Lease) shall be deemed to constitute the granting of such consent or approval.

        24.18.  Memorandum of Lease.  Tenant shall, upon request of Landlord,
                -------------------
execute, acknowledge and deliver a short form memorandum of this Lease (and any amendment hereto or consolidation hereof), in form suitable for recording. In no event shall this Lease or any memorandum thereof be recorded without the prior written consent of Landlord, and any attempt to do so shall constitute a default by Tenant.

        24.19.  Survival.  All of Tenant's covenants and obligations contained
                --------
in this Lease shall survive the expiration or earlier termination of this Lease. No provision of this Lease providing for termination in certain events shall be construed as a limitation or restriction of Landlord's rights and remedies at law or in equity available upon a breach by Tenant of this Lease.

        24.20.  Amendments.  No amendments or modifications of this lease or
                ----------
any agreements in connection therewith shall be valid unless in writing duly executed by both Landlord and Tenant. No amendment to this Lease shall be binding on any Mortgagee unless such Mortgagee consents thereto in writing.

        24.21.  Attorneys' Fees.  If either party becomes a party to any
                ---------------
litigation concerning this Lease, the Premises, or the Project by reason of any act or omission of the other party or its authorized representatives, and not by reason of any act or omission of the party that becomes a party to that litigation, or any act or omission of its authorized representative, the party that causes the other party to become involved in the litigation shall be liable to the party involved for reasonable attorneys' fees and court costs incurred by it in the litigation. If either party commences an action against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and court costs. "Prevailing party" within the meaning of this Section 24.21 shall include a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action.

        24.22.  Financial Statements.  If Landlord intends to sell all or any
                --------------------
portion of the Building or obtain a loan secured by the Building, then Tenant shall, within fifteen (15) days of Landlord's written request, furnish Landlord with financial statements of Tenant and the balance sheet for any guarantor of the Lease, dated no earlier than one (1) year before such request, certified as accurate by Tenant, reflecting Tenant's and such guarantor's then current financial condition, in such form and detail as Landlord may reasonably request. In addition, if Landlord finances the construction of improvements on and to the Project, or otherwise procures financing secured by the Project, or any portion thereof or interest therein, then the terms and provisions of this Lease may be subject to review and approval by the financial source providing such financing.

     IN WITNESS WHEREOF, Landlord and Tenant have each executed this Lease as of the day and year first above written.

                                  LANDLORD:

                                  470 SPEAR ASSOCIATES,
                                  A California limited partnership

                                  By:  Lalanne Babcock & Brown Company,
                                       A Ca1ifornia limited partnership,
                                       Its General Partner

                                       By: Lalanne Babcock & Brown Company,
                                           Inc., a California corporation,
                                           Its General Partner

                                           By:  /s/ Robert J. Lalanne
                                               ------------------------------
                                               Robert J. Lalanne, President


                                  TENANT:

                                  OFFICES UNLIMITED OF CALIFORNIA, INC., a
                                  Ca1ifornia corporation (presently known as, and doing business as, Beier & Gunderson, Inc., a Ca1ifornia corporation)


                                  By: /s/ OFFICES UNLIMITED OF CALIFORNIA, INC.
                                     -------------------------------------------

                                     Its:  President
                                          ----------------------------------

                                  By:
                                     ---------------------------------------
                                     Its:
                                          ----------------------------------

                                   EXHIBIT B

                              PROPERTY DESCRIPTION
                              --------------------


That certain property referred to herein and situated in the State of California, City and County of San Francisco and is described as follows:

    Lot 15, as shown on that certain map entitled, "Parcel Map of a portion of 100 Vara Block No. 328, also being a portion of Assessor's Block No. 3768, San Francisco, California", which Map was filed for record in the office of the Recorder of the City and County of San Francisco, State of California, on November 26, 1985, in Book 31 of Parcel Maps, at Page 130.

                                  EXHIBIT C

                             RULES AND REGULATIONS
                             ---------------------



     1. The pavement, entry passages, halls, exits, entrances, elevators and stairways of the Building shall not be obstructed by any of the Tenants or their employees, visitors or clients or used by them for any purpose other than ingress and egress to or from their respective Premises.

     2. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building or on any fire escapes (except for emergency purposes).

     3. The floors, skylights and windows that reflect or admit light into passageways or into any place in the Building shall not be covered or obstructed by any of the Tenants. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes or other foreign substances shall be thrown therein. Any damage resulting to such apparatus by misuse shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     4. No sign, advertisement, placard, picture, name or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the Building or the Premises without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to, and at the expense of, Tenant. All approved signs or lettering on doors and walls shall be of such color, size and style and in such places upon or in the Bui1ding or the Premises as shall be first designated by Landlord. Signs at the entry to Tenants' Premises shall be painted or affixed for the Tenants by Landlord, and the cost of such painting or affixing shall be paid by the respective Tenants.

     5. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy eequipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on a platform of such design as is necessary to properly distribute the weight. Landlord shall not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

     6. The Tenants shall use the passenger elevator only for passengers and not for carriage of goods; provided, however, that Tenant shall have the right to use the elevator for carriage of goods and freight at any time after 6:00 p.m. so long as Tenant installs padding in any such elevator in a manner reasonably acceptable to Landlord. The working hours of the elevators shall be regulated by and be under the control of Landlord.

     7. Landlord shall furnish Tenant with two (2) keys to the Premises, free of charge. Landlord may impose a reasonable charge for any additional keys. No additional or substituted locking devices shall be installed without the prior written consent of Landlord. Landlord may impose a reasonable charge for the removal of any additional lock or any bolt installed on any door of the Premises without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Upon request of Landlord, Tenant shall furnish Landlord with a list of the names of all persons issued keys to the Premises or the Building. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building and the Premises, and in the event or loss or any keys so furnished, shall pay Landlord therefor. In addition, Tenant shall collect all keys to the Premises and the Bui1ding from all employees of Tenant upon cessation of their employment with Tenant.

     8. Tenant shall fully cooperate with all of Landlord's efforts to satisfy the requirements of any governmental agency in connection with security, fire and life safety rules, ordinances, regulations, recommendations or guidelines.

     9. Tenant shall not use or keep in the Premises or the Bui1ding any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or ventilation other than that supplied by Landlord.

     10. The tenants shall give to Landlord prompt notice in writing of any accident to or defects in the water pipes, gas pipes, electric wiring, lights or fittings of the Building, or of any circumstance that may adversely affect the security or safety of the Building or the occupants of the Building.

     11. The tenants or their employees, visitors or clients shall not make or permit any improper noises in the Building or defile the elevators, stairways or corridors or interfere in any way with Landlord or with other Tenants or those having business with it or them.

     12. Landlord reserves the right to exclude or expel from the Bui1ding any person, who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

     13. No animals or birds shall be brought or kept in, on or about the Premises.

     14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Bui1ding and shall observe strict care and caution that all water faucets, water apparatus, appliances, electricity, gas and air are entirely shut off before Tenant or Tenant's employees leave the Building.

     15. All drapes used in or on any of the windows of the Premises shall be of such material, pattern, design and color as shall from time to time be approved by Landlord and shall be hung as Landlord may determine. If Landlord by a notice in writing to Tenant shall object to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, such use of such curtains, blinds, shades or screens shall forthwith be discontinued by Tenant. No awning shall be permitted on any part of the Premises.

     16. Tenants shall not without the written consent of the Landlord or his agent erect a television antenna within or on the Premises.

     17. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Tenant shall have the right to install a microwave in the Premises and a stove in the Premises (so long as the stove is ventilated in a manner satisfactory to Landlord and otherwise complies with all applicable zoning and building ordinances), and Tenant shall be permitted to prepare food in such microwave and stove.

     18. Landlord shall direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     19. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     20. No vending machine or machine of any description shall be installed, maintained or operated on the Premises without the written consent of Landlord.

     21. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building.

     Tenant has received and agrees to be bound by these Rules and Regulations.

                                 TENANT:

                                 OFFICES UNLIMITED OF CALIFORNIA, INC., a
                                 California corporation (PRESENTLY known
                                 as, and doing business as, Beier &
                                 Gunderson, Inc., a California corporation)

                                 By: /s/ OFFICES UNLIMITED OF CALIFORNIA, INC.
                                     ------------------------------------------
                                     Its: President
                                          -------------------------------------

                                   EXHIBIT D

                             CONSTRUCTION EXHIBIT
                             --------------------


1.   DEFINITIONS.
     -----------

     Terms defined in the Lease shall have the same meaning when used in this Work Letter. Certain terms used in this Work Letter shall have the meaning set forth below for each such term. Certain other terms shall have the meaning set forth elsewhere in this Work Letter.

     1.1.  Landlord's Work.  The work described on Appendix 1 attached
           ---------------                         ----------
to this Work Letter, to be performed by Landlord.

     1.2.  Tenant's Cost.  The total of (i) the actual cost of work done or
           -------------
caused to be done by Tenant, its contractors, suppliers and work forces for material and labor in connection with the Tenant's Work, (ii) costs of governmental approvals, inspections, fees and permit charges for the Tenant's Work, and (iii) mechanical and electrical engineer's fees.

     1.3.  Tenant's Plans.  Final space plans, working drawings and
           --------------
specifications (including floor, reflected ceiling, decorating, electrical and telephone plans, specifications for Tenant's special Installations and all necessary designations of materials, colors and finishes) for Tenant's Work, as approved by Landlord pursuant to Section 2 of this Work Letter.

     1.4.  Tenant's Architectural Credit.  An amount equal to Twelve Thousand
           -----------------------------
and No/100 Dollars ($12,000.00).

     1.5.  Tenant's Construction Credit.  An amount equal to Three Hundred
           ----------------------------
Seventy-Eight Thousand Two Hundred and No/l00 Dollars ($378,200.00).

     1.6.  Tenant's Work.  All materials and work to be added to the Bui1ding
           -------------
to finish the Premises for Tenant, including an HVAC system and any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements; provided, however, that Work shall not include the following: (i) furniture, trade fixtures or decorative effects (such as drapes and pictures),
(ii) office equipment, (iii) telephone installation, or (iv) cabinetry or special decorative effects.

     1.7.  Work Letter.  This Construction Exhibit attached as Exhibit D
           -----------                                         ---------
to the Lease.

2.   TENANT'S PLANS.
     --------------

     2.1.  Entry.  Subject to the rights of existing tenants, Landlord shall
           -----
permit Tenant to have access to the Premises so that Tenant shall be able to prepare dimensioned scale drawings showing the area of the Premises and structural elements and utility facilities in sufficient detail to permit Tenant to prepare plans of Tenant's Work. Tenant shall indemnify and hold Landlord harmless from any and all loss, cost, damage, injury or expense arising out of or related to claims of injury to or death of persons, damage to property, or claims of lien for work or labor performed, materials or supplies furnished as a result of the exercise of Tenant's right of entry hereunder.

     2.2.  Architect.  Tenant shall cause all plans, drawings and specifications
           ---------
for Tenant's Work, whether preliminary or final, to be prepared by licensed architects and, where appropriate, licensed mechanical, electrical and structural engineers, approved In advance by Landlord, which approval shall not be unreasonably withheld.

     2.3.  Preparation.  On or before November 1, 1987, Tenant shall prepare
           -----------
and submit to Landlord for its approval as to acceptability of design, two sets of fully dimensioned scale preliminary drawings of the Premises and the proposed Tenant's Work therein (including specifications), along with material samples.

     2.4.  Approval.  Within seven (7) days after receipt of Tenant's
           --------
preliminary drawings, Landlord shall return one set of prints thereof with Landlord's approval and/or suggested modifications noted thereon. If Landlord has approved Tenant's preliminary drawings subject to modifications, such modifications shall be deemed to be acceptable to and approved by Tenant unless Tenant shall prepare and resubmit revised drawings for further consideration by Landlord. If Landlord has suggested modifications without approving Tenant's preliminary drawings, Tenant shall prepare and resubmit revised drawings within fourteen (14) days for consideration by Landlord. All revised drawings shall be submitted to Landlord within fourteen (14) days following Landlord's return to Tenant of the drawings originally submitted, and Landlord shall approve or disapprove such revised plans within seven (7) days following receipt of the same. If Tenant has failed timely to submit or resubmit preliminary drawings to Landlord, or if Landlord shall reasonably disapprove drawings resubmitted by Tenant and Tenant shall refuse to make requested changes, Landlord shall have the right to cancel the Lease five (5) days after delivery of notice to Tenant, unless Tenant has cured such matter within such five (5) day period.

     2.5.  Final Plans.  Following approval of Tenant's preliminary drawings by
           -----------
Landlord, Tenant shall proceed diligently to prepare the final Tenant's Plans for Tenant's Work in conformity with such approved preliminary drawings, and shall furnish two copies of such final Tenant's Plans to Landlord for its determination as to conformity with approved preliminary drawings and for its approval as to any matters not shown in the approved preliminary drawings. Landlord shall approve or disapprove such final Tenant's Plans within seven (7) days after receipt, and in the event of disapproval Tenant shall promptly revise and submit such final Tenant's Plans as required by Landlord.

     2.6.  Landlord's Approval Parameters.  Notwithstanding Landlord's right
           ------------------------------
to approve the Tenant's Plans, Tenant shall be solely responsible for assuring that the Tenant's Work complies with all applicable regulations, laws, ordinances, codes and rules and Landlord shall not be liable to Tenant as a consequence of any noncompliance. In addition, Landlord's approval shall not be deemed to be an approval of the cost of the Tenant's Work or Tenant's Plans or the adequacy or sufficiency of the Tenant's Plans. The Tenant's Plans shall not be changed or modified by Tenant after such approval by Landlord without the approval in writing of Landlord.

     2.7.  Cost.  Landlord shall pay costs incurred in the preparation of the
           ----
Tenant's Plans in an amount not to exceed the Tenant's Architectural Credit. Upon completion of the Tenant's Plans Landlord shall pay the costs incurred by Tenant in connection with the preparation of the Tenant's Plans within ten (10) days after receipt of Tenant's statement for any such costs and copies of all bills demonstrating such costs, but Landlord shall have no obligation to pay any such costs in excess of the Tenant's Architectural Credit.

     2.8.  Changes in Tenant's Plans.  Subject to the provisions of this Section
           -------------------------
2.8, Tenant shall have the right to request changes in the Tenant's Plans at any time before substantial completion of the Tenant's Work, subject to Landlord's right to approve in writing any such changes. Tenant shall have no right to request any changes in the Tenant's Plans if such change shall affect in any way any portion of the Building not included in the Premises, or shall adversely affect a matter pertaining to compliance with any applicable bui1ding or planning code.

3.   CONSTRUCTION OF TENANT'S WORK.
     -----------------------------

     3.1.  Construction.  After approval of the Tenant's Plans by Landlord
           ------------
and delivery by Landlord of possession of the Premises to Tenant, Tenant shall proceed forthwith to commence, and shall diligently and in a workmanlike manner complete, Tenant's Work. Tenant shall provide Landlord with a copy of the signed general contract for Tenant's Work (the "Construction Contract"), including a list of all subcontractors by name, itemiized and tota1 costs, all change orders, and a schedule by major trade showing date of commencement and completion. Tenant shall perform Tenant's Work in compliance with all applicable laws and regulations (including bui1ding codes) of governmental authorities having jurisdiction over the Premises and in strict compliance with the Tenant's Plans. Tenant shall obtain, prior to construction, all necessary building, sign and other permits, licenses, approvals and consents from all governmental authorities and quasi-public entities (such as public utilities) having jurisdiction over the Premises. All applications for building, sign and other permits by Tenant, and all other communications with applicable City, County and other agencies regarding the Tenant's Work, shall be coordinated by Tenant through a construction supervisor designated by Landlord. Tenant's contractors and subcontractors shall be acceptable to and approved by Landlord, which approval shall not be unreasonably withheld or delayed, and shall be subject to administrative supervision by Landlord in their use of the Bui1ding and their relationship with Landlord's contractors or contractors of other tenants in the Building. Contractors and subcontractors engaged by Tenant shall employ personnel and means to insure so far as may be possible the progress of Tenant's Work without interruption on account of strikes, work stoppage or similar causes of delay. Landlord shall give access to and entry to the Premises to Tenant and its contractors and subcontractors, at the times and in accordance with the provisions of the Lease, and reasonable opportunity and time and reasonable use of facilities to enable Tenant to perform and complete Tenant's Work; provided, however, that if such entry is prior to the commencement of the Term such entry shall be subject to the rights of existing tenants in the Premises and to all of the terms and conditions of the Lease except the payment of Rent or Additional Charges. Any damage to the Bui1ding caused by Tenant or its contractors or subcontractors in connection with the performance of Tenant's Work shall be repaired at Tenant's expense.

        3.2.  Progress Payments.  Subject to the provisions of Section
              -----------------
3.4, Landlord shall pay to Tenant, upon presentation of invoices satisfactory to Landlord, an amount equal to the lesser of: (i) Tenant's Cost and (ii) the Tenant's Construction Credit, as follows:

          3.2.1.  Twenty Percent Completion.  Within twenty (20) days after
                  -------------------------
twenty percent (20%) of Tenant's Work has been materially completed, as certified in writing to Landlord by Tenant's contractor, Landlord shall pay to Tenant or Tenant's contractors an amount equal to the lesser of: (i) the Tenant's Cost to date, or (ii) twenty percent (20%) of the Tenant's Construction Credit.

          3.2.2.  Forty Percent Completion.  Within twenty (20) days after
                  ------------------------
forty percent (40%) of Tenant's Work has been materially completed, as certified in writing to Landlord by Tenant's contractor, Landlord shall pay to Tenant or Tenant's contractors an amount equal to the lesser of: (i) the Tenant's Cost to date, or (ii) forty percent (40%) of the Tenant's Construction Credit, less any amounts theretofore paid under Section 3.2.1.

          3.2.3.  Sixty Percent Completion.  Within twenty (20) days after
                  ------------------------
sixty percent (60%) of Tenant's Work has been materially completed, as certified in writing to Landlord by Tenant's contractor, Landlord shall pay to Tenant or Tenant's contractors an amount equal to the lesser of: (i) the Tenant's Cost to date, or (ii) sixty percent (60%) of the Tenant's Construction Credit, less any amounts theretofore paid under Sections 3.2.1 or 3.2.2.

          3.2.4.  Eighty Percent Completion.  Within twenty (20) days after
                  -------------------------
eighty percent (80%) of Tenant's Work has been materially completed as certified in writing to Landlord by Tenant's contractor, Landlord shall pay to Tenant or Tenant's contractors an amount equal to the lesser of: (i) the Tenant's Cost to date, or (ii) eighty percent (80%) of the Tenant's Construction Credit, less any amounts theretofore paid under Sections 3.2.1 - 3.2.3.

        3.3.  Payment.  Within sixty (60) days after the completion of Tenant's
              -------
Work, Tenant shall provide Landlord with a statement, and invoices satisfactory to Landlord, as to the entire Tenant's Cost. If the entire Tenant's Cost shall exceed the amounts paid by Landlord to Tenant pursuant to Section 3.2, then Landlord shall pay the difference to Tenant within twenty (20) days after such statement is provided, but in no event shall Landlord pay Tenant more than the Tenant's Construction Credit. If the amounts paid by Landlord to Tenant pursuant to
Section 3.2 exceed the entire Tenant's Cost, then Tenant shall accompany such statement with payment to Landlord of the amount of such excess.

        3.4.  Lien Waivers.  As a condition to Landlord's obligation to
              ------------
make any payments under Section 3.2 or 3.3, Tenant shall furnish Landlord with conditional and unconditional waivers of liens and sworn statements from all contractors, subcontractors, materialmen and other relevant parties that they have been compensated in full for the work performed to date.

        3.5.  Completion.  Upon completion of Tenant's Work Tenant shall
              ----------
furnish to Landlord for its permanent files one reproducible set and two sets of prints of "as built" drawings showing Tenant's Work as constructed or installed in the Premises.

4.  ENTRY.
    -----

         Landlord, and its agents, architects and general contractors, shall have the right, but not the obligation, to inspect the Tenant's Work at any reasonable time during the construction thereof. If Landlord discovers faulty construction or any deviation from the Tenant's Plans approved by Landlord, then Tenant, at its sole cost and expense, shall cause its contractors or subcontractors to make corrections promptly; provided, however, that neither the privi1ege herein granted to Landlord to make such inspections, nor the making of such inspection by Landlord, shall operate as a waiver of any right of Landlord to require conformance by Tenant to the terms and conditions of this Exhibit D.
                                                                     ---------
5.  CONDITIONS PRECEDENT TO OPENING.
    -------------------------------

    The following shall be conditions precedent to Tenant's opening the Premises for business:

     5.1.  Completion.  The satisfactory substantial completion by Tenant
           ----------
of the work to be performed by Tenant under this Exhibit D, in accordance with
                                                 ---------
Tenant's Plans, as approved by Landlord, including the recording of a Notice of Completion by Tenant.

     5.2.  Compliance.  Submittal by Tenant to Landlord of all evidence
           ----------
reasonably available from governmental authorities showing compliance with any and all other laws, orders and regulations of any and all governmental authorities having jurisdiction over the Premises, including without limitation a certificate of occupancy .

6.  INSURANCE AND BONDS.
    -------------------

     6.1.  Insurance.  Tenant, or its contractors, shall take out and maintain
           ---------
in at least the minimum amounts and in form required by law worker's compensation insurance covering all persons employed in connection with construction of the Tenant's Work. Tenant or such contractors shall pay all premiums required to maintain such insurance in effect at all times during performance of the Tenant's Work and shall, immediately upon receipt, deliver to Landlord copies of the policies required hereunder, or certificates evidencing the same, together with true copies of each and every receipt for premiums thereon or other satisfactory evidence of payment thereof.

     6.2.  Bonds.  Before commencement of the Tenant's Work, Tenant shall, at
           -----
its own cost and expense, furnish to Landlord performance and payment bonds issued by an insurance company qualified to do business in California, in a sum equal to the cost of the Tenant's Work (as determined by the Construction Contract), guaranteeing the completion of the Tenant's Work free and clear of all liens and other charges, and in accordance with the Tenant's Plans approved by Landlord.

7.   NO ADDITIONAL WORK.
     ------------------

     Nothing contained in this Work Letter shall be construed to impose on Landlord any obligation to construct, install or pay the cost of any Tenant's Work in the event of any alteration to or expansion of the Premises after completion of the initial Tenant's Work.

8.   LANDLORD'S WORK.
     ---------------

     Landlord at its sole cost and expense shall perform the Landlord's Work in a good and workmanlike manner. At least ten (10) days before commencement of construction of any portion of the Landlord's Work, Landlord shall deliver to Tenant preliminary plans and specifications pertaining to such portion of the Landlord's Work. Tenant shall have the right to make design recommendations regarding any such plans and specifications and Landlord shall reasonably consider such design recommendations and incorporate as many such design recommendations as reasonably possible into Landlord's plans and specifications.

9.   INCORPORATION IN LEASE.
     ----------------------

     The provisions of this Work Letter shall be incorporated into, and constitute a part of the Lease.

                                  OFFICES UNLIMITED OF CALIFORNIA, INC., a
                                  California corporation (presently known
                                  as, and doing business as, Beier &
                                  Gunderson, Inc., a Ca1ifornia corporation


                                  By /s/ OFFICES UNLIMITED OF CALIFORNIA, INC.
                                     ------------------------------------------
                                     Its  President
                                          -------------------------------------

                                 By
                                    -------------------------------------------
                                    Its
                                         --------------------------------------

                           APPENDIX 1 TO EXHIBIT D



    Landlord will provide the following Improvements to the Building:

1. Structurally upgrade the bui1ding to conform to Section 104F of the San Francisco Building Code.

2.  Renovate the exterior of the bui1ding including installation of new windows.

3.  Construct new entryway and lobby.

4.  Provide new passenger elevator.

5.  Provide new toilet rooms on the second floor.

6.  Provide stairway from ground floor lobby to second floor.

7. Install new sidewalk and trees along front of bui1ding along Spear Street as per San Francisco Building Department requirements.